                                                                EXHIBIT 10.26






          ************************************************************



                          HOME SHOPPING NETWORK, INC.,
                                  as Borrower


                           HOME SHOPPING CLUB, INC.,
                                  as Guarantor

                                   __________

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                         Dated as of December 18, 1992

                                   __________


                              LTCB TRUST COMPANY,
                            as Administrative Agent

                                   __________

                             LTCB TRUST COMPANY and
                         BANK OF MONTREAL, as Co-Agents

                                   __________


                             THE BANKS NAMED HEREIN



          ************************************************************

                                                   TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
                 Section 1.       Definitions and Accounting Matters  . . . . . . . . . . . . . . . . . . . . . . .   2
                       1.1.       Certain Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                       1.2.       Certain Accounting Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                 Section 2.       Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                       2.1.       Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                       2.2.       Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       2.3.       Changes of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       2.4.       Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                       2.5.       Lending Offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                       2.6.       Several Obligations; Remedies Independent . . . . . . . . . . . . . . . . . . . .  19
                       2.7.       Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                       2.8.       Prepayments and Conversions of Loans . . . . . . . .  . . . . . . . . . . . . . .  20
                       2.9.       Extension of Facility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                 Section 3.       Payments of Principal and Interest . . . . . . . . . . . . . . . . . . . . . . .   23
                       3.1.       Repayment of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                       3.2.       Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

                 Section 4.       Payments; Pro Rata Treatment;
                                  Computations, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                       4.1.       Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                       4.2.       Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
                       4.3.       Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                       4.4.       Minimum Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                       4.5.       Certain Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
                       4.6.       Non-Receipt of Funds by the Administrative Agent . . .  . . . . . . . . . . . . .  29
                       4.7.       Sharing of Payments, Etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                 Section 5.       Yield Protection and Illegality . . . . . . . . . . . . . . . . . . . . . . . . .  31
                       5.1.       Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
                       5.2.       Limitation on Types of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .  32
                       5.3.       Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                       5.4.       Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
                       5.5.       Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                 Section 6.       Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                       6.1.       Unconditional Guarantee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
                       6.2.       Validity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                       6.3.       Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
                       6.4.       Subordination and Subrogation . . . . . . . . . . . . . . . . . . . . . . . . . .  37
                       6.5.       Acceleration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                       6.6.       Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                 Section 7.       Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38



                                                                                                                 Page
                                                                                                                 ----
                     7.1.      Initial Loan.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
                     7.2.      Initial and Subsequent Loans.   . . . . . . . . . . . . . . . . . . . . . . . . .  40

               Section 8.      Representations and Warranties.   . . . . . . . . . . . . . . . . . . . . . . . .  41
                     8.1.      Corporate Existence.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                     8.2.      Financial Condition.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
                     8.3.      Litigation.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                     8.4.      No Breach.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
                     8.5.      Corporate Action.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                     8.6.      Approvals.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                     8.7.      Use of Loans.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                     8.8.      ERISA.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                     8.9.      Taxes.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
                    8.10.      Credit Agreements.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                    8.11.      Ownership of Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                    8.12.      Pari Passu Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
                    8.13.      Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                    8.14.      Environmental Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

              Section 9.       Covenants of the Company and the Guarantor.   . . . . . . . . . . . . . . . . . .  45
                    9.1.       Financial Statements; Reports and Other
                               Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
                    9.2.       Litigation.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                    9.3.       Corporate Existence, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
                    9.4.       Payment of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                    9.5.       Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
                    9.6.       Mergers   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
                    9.7.       Dispositions of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
                    9.8.       Ranking   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
                    9.9.       Business; Fiscal Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                    9.10.      Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                    9.11.      Fixed Charges Coverage Test   . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                    9.12.      Debt Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
                    9.13.      Consolidated Net Worth  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                    9.14.      Notification of Incurrence of Debt or Making
                               of Investment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
                    9.15.      Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                    9.16.      Ownership of Guarantor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
                    9.17.      Indebtedness of Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . .  58

              Section 10.      Events of Default.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

              Section 11.      The Administrative Agent.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
                    11.1.      Appointment, Powers and Immunities.   . . . . . . . . . . . . . . . . . . . . . .  63
                    11.2.      Reliance by the Administrative Agent.   . . . . . . . . . . . . . . . . . . . . .  64
                    11.3.      Defaults.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                    11.4.      Rights as a Bank.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
                    11.5.      Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

                                                                                                               Page
                                                                                                               ----
                   11.6.      Non-Reliance on Administrative Agent, Co-Agents and other Banks . . . . . . . . .  65
                   11.7       Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
                   11.8.      Resignation or Removal of Administrative Agent  . . . . . . . . . . . . . . . . .  66
                   11.9.      Administrative Agent's Office   . . . . . . . . . . . . . . . . . . . . . . . . .  67
                   11.10.     Co-Agents   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

             Section 12.      Miscellaneous.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                   12.1.      Waiver.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                   12.2.      Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                   12.3.      Expenses, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
                   12.4.      Amendments, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                   12.5.      Successors and Assigns.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
                   12.6.      Assignments and Participation.  . . . . . . . . . . . . . . . . . . . . . . . . .  70
                   12.7.      Confidentiality.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
                   12.8.      Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                   12.9.      Captions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                   12.10.     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                   12.11.     GOVERNING LAW.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                   12.12.     JURISDICTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
                   12.13.     Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

                 Schedule 1:      Existing Credit Agreements and Liens
                 Schedule 2:      Calculations of Sample Financial Terms
                 Schedule 3:      List of Broadcast Subsidiaries

                 Exhibit A:       Form of Note
                 Exhibit B:       Form of Opinion of Counsel to the Company and
                                       the Guarantor
                 Exhibit C:       Form of Compliance Certificate
                 Exhibit D-1:     Form of Funded Debt Ratio Notice
                 Exhibit D-2:     Form of Total Debt Ratio Notice
                 Exhibit E:       Form of Assignment and Assumption Agreement

                 Annex A:         Press release of Liberty Media Corporation of December 7, 1992
                 Annex B:         Form 10 of Silver King Communications, Inc.



        AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 18, 1992 (as the same may be amended or modified from time to time, this "Agreement"), among HOME SHOPPING NETWORK, INC., a Delaware corporation (the "Company"); HOME SHOPPING CLUB, INC., a Delaware corporation (the "Guarantor"); each of the banks which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); LTCB TRUST COMPANY, a New York trust company, and Bank of Montreal, each as a Co-Agent for the Banks (in such capacity, together with its successors in such capacity, each a "Co-Agent"); and LTCB TRUST COMPANY, a New York trust company, as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

        The Company, the Guarantor, the Co-Agents, as "Banks", and LTCB Trust Company, as "Agent", are parties to a Credit Agreement, dated as of June 20, 1991 (as amended, the "1991 Revolving Credit Agreement"), pursuant to which the Co-Agents, as "Banks", have made available to the Company, under the guarantee of the Guarantor, a revolving credit facility providing for loans in an aggregate principal amount not exceeding $50,000,000 at any one time outstanding.

        The Company has requested that the revolving credit facility under the 1991 Revolving Credit Agreement be decreased to $40,000,000, and that a separate term loan facility, providing for term loans in an aggregate principal amount not exceeding $60,000,000 for the purpose of refinancing existing indebtedness, be established. Each of the Banks other than the Co-Agents (collectively, the "New Banks") wishes to become a party to the 1991 Revolving Credit Agreement, as amended and restated hereby, and to have all of the rights and obligations of "Banks" hereunder. Accordingly, the Banks are willing to make loans to the Company, under the guarantee of the Guarantor, in an aggregate principal amount not exceeding $40,000,000 at any one time outstanding upon the terms hereof. In addition, the banks party to the Term Loan Agreement (as hereinafter defined) are willing to make term loans to the Company in an aggregate principal amount not exceeding $60,000,000 upon the terms of the Term Loan Agreement, which is being entered into simultaneous herewith.

        Accordingly, the parties hereto hereby agree that, effective on the Amendment Effective Date (as hereinafter defined), the 1991 Revolving Credit Agreement is hereby amended and restated in its entirety as follows:


        Section 1.       Definitions and Accounting Matters.

        1.1. Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

        "Adjusted Operating Cash Flow" shall mean, for any period, the sum of the following for the Company and its Subsidiaries (including, without limitation, the Guarantor) on a consolidated basis: (a) Operating Cash Flow for such period, plus (or minus) (b) cash inflows to (or outflows from) equity (including, without limitation, cash dividends on capital stock) for such period, all as shown on the consolidated financial statements, including the notes thereto, of the Company for such period. Adjusted Operating Cash Flow for the four-Fiscal Quarter period ended August 31, 1992 is as set forth in
Schedule 2 hereto.

        "Affiliate" shall mean, with respect to any Person, any other Person (other than a Wholly-Owned Subsidiary of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person
(x) is an officer or director of such other Person, (y) possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise, or (z) directly or indirectly owns or controls 10% or more of such other Person's capital stock.

        "Amendment Effective Date" shall mean the date on which this Agreement shall have been executed and delivered by each of the parties provision for whose signature has been made on the signature pages hereof, and each of the conditions precedent set forth in Section 7.1 hereof has been satisfied.

        "Anniversary Date" shall mean the Fee Payment Date falling on or about each anniversary date of this Agreement.

        "Applicable Lending Office" shall mean, for each Bank and for each type of Loan, the Lending Office of such Bank (or of an affiliate of such Bank) designated for such type of Loan on the signature pages hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such type are to be made and maintained.

        "Applicable Margin" shall mean, at any time: (a) with respect to LIBOR Loans, 2.00% minus the Margin Adjustment (if any) in effect at such time; and
(b) with respect to Prime Rate Loans, 1.00% minus the Margin Adjustment (if any) in effect at such time.

        "Bankruptcy Code" shall mean the federal Bankruptcy Code of the United States, 11 U.S.C. Section 101 et seq.

        "Broadcast Subsidiary" shall mean, with respect to any Person, a Wholly-Owned Subsidiary of such Person which owns one or more television broadcast stations, but in any event shall include Telemation, Inc., a Delaware corporation, and its respective successors. As of the date hereof, Broadcast Subsidiaries are each company set forth on Schedule 3 attached hereto.

        "Broadcast Subsidiary Group" shall mean a Material Subsidiary Group, each constituent Subsidiary of which is a Broadcast Subsidiary.

        "Business Day" shall mean any day on which commercial banks are not authorized or required to close in New York City and dealings in Dollar deposits are carried out in the London interbank market.

        "Capital Lease" shall mean any lease or other contractual arrangement which under GAAP has been or should be recorded as a capital lease.

        "Change of Control" shall mean any of the following events: (i) the acquisition by any "person" or "group" of persons of the "beneficial ownership" (as such terms are defined within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) of outstanding shares of the Company's capital stock, or any sale or other disposition by Roy M. Speer (other than an involuntary disposition by reason of death or disability), or, following the consummation of the Liberty Media Transaction, Liberty Media, of any of the capital stock of the Company owned by Mr. Speer, or, following the consummation of the Liberty Media Transaction, Liberty Media, or any other event such that, after giving effect to such acquisition, sale, disposition or other event, Mr. Speer, or, following the consummation of the Liberty Media Transaction, Liberty Media, would no longer (A) own, directly or indirectly, or otherwise control at least 51% of the outstanding shares of any class of the Company's common stock the approval of which is required for any fundamental corporate action (including, without limitation, any merger, reorganization, recapitalization, liquidation, distribution, winding-up, sale, transfer or hypothecation of substantially all or a substantial portion of the Company's assets), or (B) possess the ability to elect at least a majority of the Board of Directors of the Company, or (ii) any person or group of persons shall acquire all or substantially all of the assets of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Commitment" shall mean, with respect to any Bank, the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Commitment" (as reduced from time to time pursuant to Section 2.3 hereof or otherwise).

        "Commitment Termination Date" shall mean (a) initially, the Fee Payment Date falling on or immediately prior to December 18, 1995, and (b) in the event that the Administrative Agent and the Banks agree to extend the facility provided for by this Agreement in accordance with Section 2.9 hereof, then with respect to the Banks agreeing to any such extension, the Commitment Termination Date as so extended, and with respect to the Banks not agreeing to such extension, the Commitment Termination Date as in effect without regard to such extension.

        "Consolidated Net Worth" shall mean, at any date, all amounts which, in conformity with GAAP, would be included under stockholder's equity on a consolidated balance sheet of the Company and its Subsidiaries at such time.

        "Convertible Subordinated Debentures" shall mean the Company's 5-1/2% Convertible Subordinated Debentures due April 22, 2002, issued under the Convertible Subordinated Debenture Indenture.

        "Convertible Subordinated Debenture Indenture" shall mean the Indenture, dated as of April 22, 1987, between the Company and Bankers Trust Company, as trustee.

        "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

        "Dollars" and "$" shall mean lawful money of the United States of America.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or the Guarantor or is under common control (within the meaning of Section 414(c) of the Code) with the Company or the Guarantor.

        "Extension Date" shall mean, for each extension of the Commitment Termination Date requested by the Company under Section 2.9 hereof, the Anniversary Date falling two years prior to such Commitment Termination Date. Accordingly, the first
Extension Date shall be the Anniversary Date on or about December 18, 1993; and each subsequent such date shall be the corresponding Anniversary Date in the appropriate subsequent calendar year.

        "Event of Default" shall have the meaning assigned to that term in
Section 10 hereof.

        "Federal Funds Rate" shall mean, (i) for Overnight Federal Funds Rate Loans, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, and (ii) for Term Federal Funds Rate Loans (if requested by the Company and agreed to by the Administrative Agent and the Banks), for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on term Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on the first day of such Interest Period for a period equal to such Interest Period, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day and as determined by the Administrative Agent, provided that (x) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (y) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to LTCB on such day on such transactions as determined by the Administrative Agent.

        "Federal Funds Rate Loans" shall mean Loans which bear interest at rates based upon the Federal Funds Rate, and in any event shall be either an Overnight Federal Funds Rate Loan or a Term Federal Funds Rate Loan.

        "Fee Payment Date" shall mean the 18th day of each March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement; provided, that if any such day is not a Business Day, then such Fee Payment Date shall be the next succeeding Business Day (unless such Business Day falls in a subsequent calendar month, in which case such Fee Payment Date shall be the next preceding Business Day).

        "Fiscal Quarter" shall mean a period of three consecutive calendar months commencing on any of the following dates in any Fiscal Year: March 1; June 1, September 1 and December 1.

        "Fiscal Year" shall mean, for the Company, the Guarantor or any Subsidiary, the twelve consecutive calendar month period commencing on September 1 of each calendar year and ending on August 31 of the next following calendar year; and "Fiscal 1992", "Fiscal 1993", and any other year so designated shall mean the Fiscal Year ending on August 31 of the indicated calendar year.

        "Fixed Charges" shall mean, for any Person and for any period, the sum (without duplication) of:

    (a) all capital expenditures and increases in intangible assets of such Person for such period,

plus

    (b) the sum (without duplication) of (i) all interest expense of such Person for such period, (ii) all payments of principal of all Indebtedness of such Person that were scheduled for payment during such period, whether or not paid (unless cancelled or forgiven for, or prepaid in advance of, such period), (iii) any increase in total current assets and any decrease in total current liabilities (net of the change in cash and cash equivalents and the change in Short-Term Debt) of such Person for such period, (iv) any cash increase in long-term investments (excluding periods prior to September 1, 1992), and (v) any cash increase in long-term notes receivable (excluding periods prior to September 1, 1992), minus

    (c) the sum (without duplication) of (i) all interest income, other than interest income related to the Silver King Notes, of such Person for such period, (ii) any decrease in total current assets and any increase in total current liabilities (net of the change in cash and cash equivalents and the change in Short-Term Debt) of such Person for such period, (iii) any cash decrease in long-term investments (excluding periods prior to September 1, 1992), (iv) any cash decrease in long-term notes receivable (excluding periods prior to September 1, 1992), and (v) the amounts accrued at August 31, 1991 for litigation settlements, in each case as reflected on the consolidated quarterly or annual financial statements, including the notes thereto, of the Company most recently delivered to the Administrative Agent pursuant to Section 9.1 (or Section 8.2) hereof. Fixed Charges for the four-Fiscal Quarter period ended August 31, 1992 are as set forth in Schedule 2 hereto.

        "Funded Debt Ratio" shall mean, at any time, the ratio of (a) Total Funded Debt of the Company and its consolidated Subsidiaries as at the end of the Company's four-Fiscal Quarter period most recently ended as of such time, to (b) Operating Cash Flow for the same period, as shown in the Funded Debt Ratio Notice for such period.

        "Funded Debt Ratio Notice" shall mean each notice provided for in
Section 9.1(g) (or Section 7.1(f)) hereof.

        "GAAP" shall mean generally accepted accounting principles in the United States of America, consistently applied, as in effect (unless otherwise specified in this Agreement) from time to time.

        "Indebtedness" shall mean, for any Person (but without duplication):

             (a) all indebtedness and other obligations of such Person for borrowed money or for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and not overdue by more than 180 days), including, without limitation, all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

             (b) all obligations of such Person under interest rate or currency swaps, caps, collars, floors, options, forward exchange contracts and similar hedging arrangements;

             (c) the stated amount of all letters of credit issued for the account of such Person and (without duplication) all drafts drawn thereunder, and the aggregate face amount of all banker's acceptances as to which such Person is obligated, other than trade letters of credit issued for the account of such Person in the ordinary course of business pursuant to the terms of which (i) such Person is obligated to reimburse the issuer thereof for any drawing thereunder on the date of such drawing and (ii) no other credit shall be extended thereunder to such Person by such issuer;

             (d)     all obligations of such Person under any Capital Leases;

             (e) all obligations of such Person in connection with employee benefit or similar plans;

             (f) all obligations of such Person in respect of guarantees, whether direct or indirect (including, without limitation, agreements to "keep well" or otherwise ensure a creditor against loss) with respect to any indebtedness or other obligation of any other Person of the type described in any of clauses (a) through (e) above; and

             (g) all indebtedness or other obligations referred to in any of clauses (a) through (f) above secured by any Lien upon property owned by such Person, whether or not such Person is liable on any such obligation.

        "Interest Payment Date" shall mean, (i) for any Loan, the last day of the Interest Period relating thereto, and (ii) for any Federal Funds Rate Loan or Prime Rate Loan, the last day of any month which occurs during the Interest Period related thereto, and in any case if such day is not a Business Day, the next succeeding Business Day.

        "Interest Period" shall mean with respect to any (1) LIBOR Loan, each period commencing on the date such Loan is made or converted from a Loan of another type or the last day of the immediately preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in Section 2.2 hereof (or such period of less than one month as the Company may select in accordance with clause (ii) or (iii) of the next paragraph below), except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month, (2) Overnight Federal Funds Rate Loan, each period of one Business Day, (3) Term Federal Funds Rate Loan, each period commencing on the date such Loan is made or converted from a Loan of another type or the last day of the immediately preceding Interest Period for such Loan and ending on the last day for which the Federal Funds Rate for such Loan applies, as agreed between the Company and the Administrative Agent with the consent of the Banks prior to the commencement of such Interest Period and (4) Prime Rate Loan, each period commencing on the date such Loan is made or converted from a Loan of another type or the last day of the immediately preceding Interest Period for such Loan and ending on the date 30 days later.

        Notwithstanding the foregoing, (i) each Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (ii) each Interest Period which would otherwise commence before and end after any Commitment Termination Date then in effect for any Bank shall end on such Commitment Termination Date; (iii) if the Company selects an Interest Period that would begin before and end after any Anniversary Date, the Administrative Agent may notify the Company and the Banks that the Company must select a shorter Interest Period that will end on or prior to such Anniversary Date, in which case such shorter period selected by the Company shall (subject to clauses (i) and (ii) above) be the relevant Interest Period; and (iv) the Company must select the duration of Interest Periods so that, notwithstanding clause (i) above, no Interest Period for LIBOR Loans shall have a duration of less than one month (except as provided in clause (ii) or (iii) above), and so that no more than six Interest Periods with respect to LIBOR Loans shall be in effect at any one time.

        "Investment" shall mean, for any Person, (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities or obligations of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, or loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any such advance, loan or other extension of credit to customers of the Company or to customers of the Company's Subsidiaries having a term not exceeding 90 days arising in the ordinary course of business); (c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such person; or (d) the entering into of any interest rate or currency swaps, caps, collars, floors, options, forward exchange contracts and similar hedging arrangements.

        "Liberty Media" shall mean Liberty Media Corporation, a Delaware corporation.

        "Liberty Media Transaction" shall mean the acquisition by Liberty Media of an aggregate of 20,000,000 shares of Class B Common Stock of the Company from RMS Limited Partnership, on substantially the terms outlined in Liberty Media's press release of December 7, 1992, attached hereto as Annex A.

        "LIBOR" shall mean, with respect to any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the London office of LTCB at approximately 11:00 a.m. London time (or as soon thereafter as practicable) or if such rate is not quoted to LTCB, the rate per annum appearing on the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page of that service for the purpose of displaying London interbank offered rates of major banks) two Business Days prior to the first day of such Interest Period for the offering by such office to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Loan scheduled to be outstanding during such Interest Period from LTCB Trust.

        "LIBOR Loans" shall mean Loans the interest rates on which are determined on the basis of LIBOR.

        "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, any agreement to grant any of the foregoing with respect to such asset, and the filing of a financing statement or similar recording in any jurisdiction with respect to such asset. For all purposes hereunder, the Company, the Guarantor or any Subsidiary shall be deemed to own subject to a Lien (i) any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset and (ii) any account receivable transferred by it with recourse (including any such transfer subject to a holdback or similar arrangement that effectively imposes the risk of collectibility on the transferor).

        "Loans" shall mean the loans provided for by Section 2.1 hereof.

        "LTCB" shall mean The Long-Term Credit Bank of Japan, Limited, a banking corporation duly organized and validly existing under the laws of Japan, and its successors.

        "LTCB Trust" shall mean LTCB Trust Company, a trust company duly organized and validly existing under the laws of the State of New York, and its successors.

        "Majority Banks" shall mean Banks having not less than 51% of the aggregate amount of the Loans outstanding, or if no Loans are then outstanding, Banks holding not less than 51% of the Commitments then in effect, or, if no Loans are then outstanding nor Commitments in effect, Banks which held not less than 51% of the Commitments when most recently in effect; provided that solely for purposes of determining whether or not the Banks have agreed to each requested extension of the Commitment Termination Date pursuant to Section 2.9 hereof or amendments or waivers of Section 2.9 with respect to any particular extension, "Majority Banks" shall not include any Bank whose Commitment, by reason of such Bank having been a Dissenting Bank for any previous extension, is scheduled to expire or has expired at any time prior to the Commitment Termination Date that is the subject of such extension request.

        "Margin Adjustment" shall mean, at any time of determination thereof commencing after the first anniversary of the date of the initial funding of the Term Loans, when the Funded Debt Ratio, as set forth in the Funded Debt Ratio Notice most recently delivered to the Administrative Agent (which Notice shall be effective on the date of the Administrative Agent's receipt thereof in accordance with Section 12.2 hereof), is at each of the following levels, a subtraction from any Applicable Margin, as set forth below:

                   Effective                         Subtraction from
                Funded Debt Ratio                    Applicable Margin
                -----------------                    -----------------

             Greater than 1.25 to 1                             0

             1.25 to 1 or less, but
             greater than 1.00 to 1                        (0.375%)

             1.00 to 1 or less                              (0.75%).



        "Material Subsidiary" shall mean, at any time, a Subsidiary the book value of whose tangible assets at such time exceeds 10% of the book value of the total tangible assets of the Company and the Subsidiaries (on a consolidated basis), but in any event shall include each of the Guarantor, HSN Capital Corporation, a Nevada corporation, and HSN Fulfillment, Inc., HSN Mail Order, Inc. and HSN Realty, Inc., each a Delaware corporation, and their respective successors.

        "Material Subsidiary Group" shall mean, at any time, a group of any two or more Subsidiaries which at such time has a combined aggregate book value of tangible assets in excess of 10% of the book value of the total tangible assets of the Company and the Subsidiaries (on a consolidated basis).

        "Multiemployer Plan" shall mean a plan defined as such in Section 3(37) of ERISA to which contributions have been made the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

        "Non-Material Subsidiary" shall mean, at any time, a Subsidiary which is not a Material Subsidiary.

        "Notes" shall mean the promissory notes provided for by Section 2.7 hereof.

        "Obligations" shall mean all obligations and liabilities of the Company to the Administrative Agent, the Co-Agents and the Banks (or any of the foregoing) now or in the future existing under or in connection with this Agreement, any of the Notes or any related document (as any of the foregoing Agreement, Notes or documents may from time to time be respectively amended, modified, substituted, extended or renewed), direct or indirect, absolute or contingent, due or to become due, now or hereafter existing, including without limitation, any payment of principal, interest, fees or expenses due at any time under this Agreement.

        "Operating Cash Flow" shall mean, for any period, the sum of the following for the Company and its Subsidiaries (including, without limitation, the Guarantor) on a consolidated basis: (a) operating profit of such Persons for such period; plus (to the extent already deducted in arriving at operating profit) (b) depreciation and amortization expense for such Persons for such period; plus (c) commencing September 1, 1992, non-cash compensation expense related to the Company's executive stock award program; plus (d) all cash interest (if any), other cash income (if any) or cash principal repayments (if any) received by the Company or any Subsidiaries in connection with the Silver King Notes, and, for the twelve months immediately following the delivery of any such Silver King Note, accrued interest income on such note for no more than one month, all as shown on the consolidated financial statements, including the notes thereto, of the Company for such period or, with respect to clause (d) above, if such financial statements do not present information in sufficient detail to derive the amount specified in clause (d) of this definition, as shown on the certificate to be delivered to the Administrative Agent pursuant to the last paragraph of Section 9.1 hereof.

Operating Cash Flow for the four-Fiscal Quarter period ended August 31, 1992 is as set forth in Schedule 2 hereto.

        "Overnight Federal Funds Rate Loan" shall mean a Loan which bears interest at an overnight Federal Funds Rate.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "Person" shall mean an individual, a corporation, a company, a voluntary association, a partnership, a trust, an unincorporated organization or a government or any agency, instrumentality or political subdivision thereof.

        "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

        "Post-Default Rate" shall mean a rate per annum, during the period commencing on the date on which any Obligation is not paid in full when due (whether at stated maturity, by acceleration or otherwise) and ending on the date on which all such overdue Obligations are paid in full, equal to 2.00% plus the higher of (x) the Prime Rate as in effect from time to time and (y) the interest rate in effect from time to time for Overnight Federal Funds Rate Loans hereunder (including the Applicable Margin in effect for such Loans at each such time); provided that, if any such unpaid Obligation is principal of a LIBOR Loan or of a Term Federal Funds Rate Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period commencing on the due date and ending on the last day of the then current Interest Period therefor, 2.00% plus the interest rate for such Loan as provided in Section 3.2(a) or (b) hereof and, thereafter, the rate otherwise provided for above in this definition.

        "Prime Rate" shall mean the rate of interest from time to time announced by LTCB at its office in New York, New York as its prime commercial lending rate, which rate is not necessarily the lowest rate of interest charged or received by LTCB. Each change in the Prime Rate resulting from a change in such prime commercial lending rate shall take effect when such prime commercial lending rate changes.

    "Prime Rate Loans" shall mean Loans which bear interest at rates based upon the Prime Rate.

        "Regulation A" shall mean Regulation A of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

        "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

        "Regulatory Change" shall mean, with respect to any Bank, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States Federal, State or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

        "SEC Report" shall mean, with respect to any Person, any document filed, or deemed filed, at any time with the Securities and Exchange Commission (or any successor thereto) by or on behalf of such Person and available to the public.

        "Senior Notes" shall mean the Company's 11-3/4% Senior Notes due October 15, 1996, issued under the Senior Note Indenture.

        "Senior Note Indenture" shall mean the Indenture, dated October 15, 1986, between the Company and First Union National Bank of Florida (successor-in-interest to Southeast Bank, N.A.), as trustee.

        "Short-Term Debt" shall mean, for any Person, all Indebtedness of such Person which would be short term debt, whether direct or contingent, under GAAP as in effect on the date of this Agreement.

        "Silver King Notes" shall mean all notes in favor of the Company delivered in connection with the disposition of stock of any of the Broadcast Subsidiaries as permitted by Section 9.7 hereof.

        "Subsidiary" shall mean any corporation, partnership or other Person of which at least a majority of the outstanding shares of capital stock or other ownership interests ordinarily having, in the absence of contingencies, by the terms thereof voting power to elect a majority of the board of directors or similar governing body of such Person is at the time directly or indirectly owned or controlled by the Company, the Guarantor or by the Company and/or the Guarantor, and in any event shall include the Guarantor and its subsidiaries. "Wholly-Owned Subsidiary" shall mean any Person of which all of such ownership interests, other than directors' qualifying shares, are so owned or controlled.

        "Term Federal Funds Rate Loan" shall mean any Federal Funds Rate Loan other than an Overnight Federal Funds Rate Loan.

        "Term Loan Agreement" shall mean the Term Loan Agreement, dated December 18, 1992, among the Company, the Guarantor, the Co-Agents, the Administrative Agent and the financial institutions party thereto, as the same may be amended or modified from time to time.

        "Term Loans" shall mean any of the loans made in accordance with the Term Loan Agreement.

        "Total Debt" shall mean, for any Person at any time, all Indebtedness of such Person at such time (including, without limitation, all long-term senior and subordinated Indebtedness, all Short-Term Debt, the stated amount of all letters of credit issued for the account of such Person and (without duplication) all unreimbursed draws thereunder), as shown on the consolidated quarterly or annual financial statements, including the notes thereto, of the Company delivered for such period pursuant to Section 9.1 (or referred to in Section 8.2) hereof. Total Debt of the Company and its consolidated Subsidiaries as at the end of the four-Fiscal Quarter period ended August 31, 1992 is as set forth on Schedule 2 hereto.

        "Total Debt Ratio" shall mean, at any time, the ratio of (a) Total Debt of the Company and its consolidated Subsidiaries as at the end of the Company's four-Fiscal Quarter period most recently ended as of such time, to (b) Operating Cash Flow for the same period, as shown in the Total Debt Ratio Notice for such period.

        "Total Debt Ratio Notice" shall mean each notice provided for in
Section 9.1(g) (or Section 7.1(f)) hereof.

        "Total Funded Debt" shall mean, for any Person at any time, (a) all Indebtedness of such Person outstanding at such time (other than the aggregate of all unsecured borrowings of such Person having a scheduled maturity of less than twelve months from the date of incurrence thereof in an aggregate principal amount not in excess of $5,000,000 at such time), minus (b) the stated amount available to be drawn of all letters of credit issued for the account of such Person, as shown on the consolidated quarterly or annual financial statements, including the notes thereto, of the Company delivered for such period pursuant to Section 9.1 (or referred to in Section 8.2) hereof. Total Funded Debt of the Company and its consolidated Subsidiaries as at the end of the four-Fiscal Quarter period ended August 31, 1992 is as set forth on
Schedule 2 hereto.

   1.2.     Certain Accounting Matters.

    (a) Unless otherwise disclosed to the Banks in writing at the time of delivery thereof in the manner described in subsection (b) below, all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent on behalf of itself and the Banks hereunder shall be prepared in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Banks hereunder after the date hereof (or, prior to the delivery of the first financial statements furnished to the Banks hereunder, used in the preparation of the audited financial statements referred to in Section 8.2 hereof). All calculations made for the purposes of determining compliance with the terms of Sections 9.11, 9.12 and 9.13 hereof shall, except as otherwise expressly provided herein, be made by application of GAAP applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements then most recently furnished to the Banks pursuant to Section 9.1 (or referred to in Section 8.2) hereof unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Banks shall so object in writing within 30 days after delivery of such financial statements, in either of which cases such calculations shall be made on a basis consistent with those used in the preparation of the most recent financial statements as to which such objection shall not have been made.

    (b) The Company shall deliver to the Administrative Agent, with sufficient copies for delivery to the Banks, contemporaneously with delivery of any annual or quarterly financial statement under Section 9.1 hereof a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the most recently preceding annual or quarterly financial statements as to which no objection shall have been made in accordance with the last sentence of subsection (a) above, and reasonable estimates of the difference between such statements arising as a consequence thereof.

    Section 2.       Commitments.

    2.1. Loans. Each Bank severally agrees, on the terms and subject to the conditions of this Agreement, to make Loans to the Company from time to time during the period from and including the date hereof to but not including the Commitment Termination Date (as from time to time in effect for such Bank) in principal amounts not to exceed in the aggregate at any time outstanding the amount of such Bank's Commitment as in effect from time to time. Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Commitments by means of LIBOR Loans, Federal Funds Rate Loans or Prime Rate Loans, and during such period the Company may convert Loans of one type into Loans of another type (as provided in Section 2.8 hereof); provided, that no more than six LIBOR Loans may be outstanding from each Bank at any time.

    On the Amendment Effective Date, any loans in an aggregate principal amount of not more than $40,000,000 then outstanding under the 1991 Revolving Credit Agreement shall be deemed to be a Loan under this Agreement, and the Administrative Agent, on behalf of the Company, is hereby authorized and directed to make a borrowing from all of the Banks to reimburse the Co-Agents in such amounts as may be required so that the aggregate principal amount of the loans that were outstanding under the 1991 Revolving Credit Agreement shall be Loans held pro rata by the Banks hereunder in accordance with their respective Commitments. On the Amendment Effective Date, any loans in an aggregate principal amount in excess of $40,000,000 then outstanding under the 1991 Revolving Credit Agreement shall be prepaid in full, together with interest accrued thereon to the date of prepayment and all fees, expenses and other amounts owing in connection therewith.

    2.2. Borrowings. The Company shall give the Administrative Agent (which shall promptly notify the Banks) notice of each borrowing hereunder as provided in Section 4.5 hereof. Not later than 10:00 a.m., or, in the case of a borrowing of Overnight Federal Funds Rate Loans or Prime Rate Loans, 12:00 p.m., New York time on the date specified for each such borrowing, each Bank shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, at account number 04203606 maintained by the Administrative Agent with Bankers Trust Company (ABA No. 021001033), One Bankers Trust Plaza, New York, New York 10006 (reference: "Home Shopping Network - 1992 Revolving Credit Facility"), attention: Robert Pacifici, in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by depositing the same, in immediately available funds, in an account of the Company designated by the Company in the related notice of borrowing. References in this Agreement to the date on which a Loan is made shall be to the date on which funds borrowed pursuant to such Loan shall have been made available to the Company pursuant to this Section 2.2.

    2.3. Changes of Commitments. The Company shall have the right to terminate or reduce the amount of the Commitments at any time or from time to time; provided that (i) the Company shall give notice of each such termination or reduction as provided in Section 4.5 hereof; (ii) each partial reduction shall be in an aggregate amount at least equal to $5,000,000; and (iii) the Commitments may not be reduced below the aggregate principal amount of all Loans then outstanding. Commitments once terminated or reduced may not be reinstated.

    2.4.     Fees.

    (a) The Company shall pay to the Administrative Agent for account of each Bank a commitment fee on the daily average unused amount of such Bank's outstanding Commitment, for the period from and including the date of this Agreement to and including the earlier of the date such Commitment is terminated or the day prior to the Commitment Termination Date for such Bank, at a rate per annum equal to 1/2 of 1%; provided, however, that no such fee shall be payable to any Bank with respect to the portion (if any) of such Bank's Commitment corresponding to the principal amount of Loans which such Bank shall not have made in accordance with (i) a notice of borrowing properly and timely given and (ii) the terms and conditions of this Agreement, and with respect to which all conditions precedent thereto shall have been satisfied. All outstanding accrued commitment fees of each Bank shall be due and payable on each Fee Payment Date and on the earlier of the date the Commitment of such Bank is terminated or the Commitment Termination Date for such Bank.

    (b) The Company shall pay to the Administrative Agent for its own account an annual Agency Fee in the amount and at the times set forth in the fee letter, dated September 28, 1992, among the Company, the Guarantor and the Administrative Agent.

    2.5. Lending Offices. The Loans made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such type.

    2.6. Several Obligations; Remedies Independent. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable by the Company or the Guarantor at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the Notes, and it shall not be necessary for any other Bank or any Co-Agent or the Administrative Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

    2.7.     Notes.

    (a) The Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A hereto, dated the date of this Agreement, payable to the order of such Bank in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. Each Loan made by each Bank, and all payments and prepayments made on account of the principal thereof, and all conversions of such Loans, shall be recorded by such Bank on its books and, prior to any transfer of the Note held by it, endorsed by such Bank on the schedule attached to such Note or any continuation thereof; provided, that no failure by any Bank to make such recording or endorsement shall affect the obligations of the Company or the Guarantor under this Agreement to such Bank or the holder of such Note.

    (b) Each Bank shall be entitled to have its Note subdivided in connection with an assignment of all or any portion of its Commitment, Loans and Note pursuant to Section 12.6(b) hereof.

    2.8. Prepayments and Conversions of Loans. The Company shall have the right to prepay Loans, or to convert Loans of one type into Loans of another type, at any time or from time to time, it being understood that any such conversion constitutes the simultaneous repayment of a Loan in accordance with
Section 3.1 hereof and the making of a new Loan in accordance with Section 2.1 hereof; provided that (a) the Company shall give the Administrative Agent notice of each such prepayment or conversion as provided in Section 4.5 hereof;
(b) Loans may be prepaid or converted only on the last day of an Interest Period for such Loans; (c) prepayments and conversions of Loans shall be subject to the indemnity provisions of Section 5.4 hereof.

    2.9. Extension of Facility. The Company shall be entitled to request, by written notice to be given to the Administrative Agent not less than 45 days prior to any Exten-sion Date (of which request the Administrative Agent shall promptly notify the Banks), that the Commitment Termination Date then in effect be extended for a period of one year to the Fee Payment Date that is one year after such Commitment Termination Date and:

                (i) if all the Banks shall have notified the Administrative Agent that they agree to such request by not later than the date (the "Cut-Off Date") 15 days prior to such Extension Date, the definition of "Commitment Termination Date" in Section 1.1 shall, so long as no Default shall have occurred and be continuing on such Extension Date, be extended to the Fee Payment Date which is one year beyond the date that would otherwise have been the Commitment Termination Date;

                (ii) if such notifications are not received from the Majority Banks or if the Administrative Agent does not so agree, then no such extension shall be made, and the facility provided for hereunder shall terminate on the then scheduled Commitment Termination Date (or Dates) then in effect; and

                (iii) if such notifications are not received from all the Banks, but are received from a Bank or Banks ("Assenting Banks") whose Commitments constitute not less than 51 percent of the aggregate Commitments at such time and from the Administrative Agent, the Commitments of the Bank or Banks ("Dissenting Banks") who do not so notify shall be reduced to zero on the Commitment Termination Date then in effect and, solely for purposes of the Administrative Agent and the Assenting Banks (and the obligations of the Company and the Guarantor with respect thereto), the Commitment Termination Date shall be extended as provided in (i) above in respect of the Assenting Banks provided that no Default shall have occurred and be continuing on such Extension Date.

    Each of the Banks and the Administrative Agent agrees to use its reasonable efforts to timely respond (either to consent or to withhold consent) to a request to extend the Commitment Termination Date pursuant to this Section 2.9 on or before the relevant Cut-Off Date. If the Administrative Agent or any Bank fails to timely respond in accordance with the previous sentence, the Administrative Agent or such Bank, as the case may be, shall be deemed to have rejected such request.

    In the event that clause (iii) above of this Section 2.9 is applicable, the following additional provisions shall apply:

        (1) If, at any time after the Cut-Off Date for any extension but prior to the corresponding Extension Date (15 dayslater), any Dissenting Bank notifies the Administrative Agent that it has changed its decision and that it agrees to the requested extension, the Administrative Agent may, with the consent of the Company (which consent shall not be unreasonably withheld), include or not include such Bank as an Assenting Bank in the proposed extension, and if such Bank is included as an Assenting Bank and if the provisions of clause (i) or (iii) of this Section 2.9 become effective, the Commitment of such Bank shall not be reduced to zero as provided in clause (iii).

        (2)     At any time during the period commencing on the Cut-Off
Date for any extension pursuant to Section 2.9(i) to but not including the Commitment Termination Date as then in effect for the Dissenting Banks for such Cut-Off Date (without regard to any extension thereof) (the "Replacement Period," such period being approximately two years plus 15 days), the Company may give a written request to the Administrative Agent (each such request a "Commitment Reinstatement Request") requesting that the Administrative Agent assist the Company in arranging with any financial institution or institutions (which may or may not be a Bank hereunder at such time) selected by the Company to assume that portion of the Commitments of all of the Dissenting Banks for such extension (the "Available Commitment Interests") as the Company may request in such Commitment Reinstatement Request.

        If the Administrative Agent receives a Commitment Reinstatement Request on or prior to the last day of such Replacement Period, the Administrative Agent may, but shall not be obligated to, assist the Company in making such arrangements. If any financial institution or institutions agree to assume any portion of the Available Commitment Interests (each such institution being called a "Replacement Bank") on or prior to the last day of such Replacement Period, the Administrative Agent shall allocate the portion of the Available Commitment Interests to be so assumed pro rata among the Commitments and Loans of all Dissenting Banks for such Replacement Period. Each such Dissenting Bank hereby agrees, immediately upon request therefor by the Administrative Agent and in any event on the last day of an Interest Period and no later than the last day of such Replacement Period, to assign to such Replacement Bank the portion of its Commitment and outstanding Loans so allocated for a purchase price equal to the principal amount of each such Loan plus all accrued interest thereon to the date of purchase. Such assignment shall be effected by the execution and delivery to the Administrative Agent of an Assignment and Assumption Agreement substantially in the form of Exhibit E hereto. Upon execution and delivery of an Assignment and Assumption Agreement by the Dissenting Banks and each Replacement Bank and the effectiveness thereof as provided therein, such Replacement Bank shall be treated as a "Bank" for all purposes of this Agreement and, without limiting the foregoing, shall perform all of the obligations, and be entitled to the full benefit, of this Agreement to the same extent as if it were an original party to this Agreement in respect of the rights and/or obligations assigned or transferred to it. Solely for the purposes of determining the rights and obligations of any Replacement Bank with respect to the portion of the Commitments so assigned to it, each Dissenting Bank shall, upon the effectiveness of each such assignment, be deemed to have assented to the previously proposed extension of the Commitment Termination Date pursuant to this Section 2.9.

                The giving of any Commitment Reinstatement Request shall constitute the Company's and the Guarantor's authorization to the Administrative Agent to effect the transactions contemplated thereby, and no revocation thereof shall be effective unless received by the Administrative Agent from the Company at least five Business Days prior to the effectiveness of any assignment arranged by the Administrative Agent in response to such Commitment Reinstatement Request. Each request or notice from the Company under this Section 2.9, and each action taken by the Administrative Agent in response to such request or notice, shall bind the Guarantor.

                It is expressly agreed that the Administrative Agent and each Bank may from time to time grant or withhold its consent to any extension of the Commitment Termination Date at its sole discretion and based on such criteria and subject to such terms or conditions as the Administrative Agent or such Bank may deem appropriate at the time; provided that amendments to the terms and conditions of this Agreement shall require the prior consent of the Company, the Guarantor and some or all of the Banks, as provided in Section
12.4 hereof. Nothing in this Agreement or any related document shall be construed to constitute a commitment by the Administrative Agent or any Bank to effect any such extension, and none of the Administrative Agent, any Co-Agent or any Bank shall be liable to the Company, the Guarantor or any other Person for any consequences arising from the failure to effect any such extension.

        Section 3.       Payments of Principal and Interest.

        3.1. Repayment of Loans. The Company shall pay to the Administrative Agent for account of each Bank (i) the principal of each of such Bank's Loans on the last day of each Interest Period for such Loan and (ii) on the Commitment Termination Date for each Bank, the principal then outstanding of all Loans of such Bank.

        3.2. Interest. The Company shall pay to the Administrative Agent for account of each Bank interest on the unpaid principal amount of each Loan made by such Bank for the period commencing on the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

             (a) during such periods as such Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR for such Loan for such Interest Period plus the Applicable Margin in effect for each day during such Interest Period; and

             (b) during such periods as such Loan is a Federal Funds Rate Loan, for each Interest Period relating thereto, the Federal Funds Rate (as in effect for such Interest Period) plus 2.50% per annum;

             (c) during such periods as such Loan is a Prime Rate Loan, for each Interest Period relating thereto, the Prime Rate (as in effect for such Interest Period) plus the Applicable Margin in effect for each day during such Interest Period.

Notwithstanding the foregoing, at any time during the period commencing on the date on which any Obligation is not paid in full when due (whether at stated maturity, by acceleration or otherwise) and ending on the date on which all such overdue Obligations are paid in full, the Company shall pay to the Administrative Agent for account of each Bank interest on the principal of all Loans and (to the fullest extent permitted by law) on any unpaid interest or any other amount payable by the Company hereunder or under the Note held by such Bank at the Post-Default Rate.

        Accrued interest on each Loan shall be payable (i) on each Interest Payment Date for such Loan and (ii) in any case, on the date on which any principal amount thereof is paid or prepaid or converted to a Loan of another type on the portion thereof being so paid, prepaid or converted, except that interest on any principal, interest or other amount payable at the Post-Default Rate shall be payable from time to time on demand.

        If the Company shall fail to timely deliver a Funded Debt Ratio Notice in respect of any four-Fiscal Quarter period in accordance with Section 9.1(g) hereof, and it transpires that the Funded Debt Ratio has changed from that which was in effect with respect to the previous four-Fiscal Quarter period such that any interest rate hereunder would increase, the Company agrees that the interest rate on the Loans shall, by operation of the definition of Applicable Margin, automatically increase on the date such Funded Debt Ratio Notice is duly given in accordance with Section 12.2 hereof. In addition, (i) such increase shall be retroactive to the date on which such Funded Debt Ratio Notice should have been delivered in accordance with Section 9.1(g) hereof and
(ii) the incremental interest for the retroactive period shall be payable on the next date on which interest is payable under this Agreement and the Notes (or, if no further interest is payable, immediately on demand by the Administrative Agent or any Bank). If the Company shall fail to timely deliver a Funded Debt Ratio Notice in respect of any four-Fiscal Quarter period, and it transpires that the Funded Debt Ratio has changed from that which was in effect with respect to the previous four-Fiscal Quarter period such that any interest rate hereunder would decrease, then such decrease shall be effective from the date on which such Funded Debt Ratio Notice is received by the Administrative Agent, and shall have no retroactive effect.

        No provision of this Agreement or the Notes or any other document delivered in connection with either thereof and no transaction contemplated hereby or thereby shall be construed or shall operate so as to require the Company, the Guarantor or any other Person liable for payment of any of the Obligations to pay interest in an amount or at a rate greater than the maximum allowed from time to time by applicable law. Should any interest or other charges paid by the Company, the Guarantor or any such other Person under any such document result in a computation or earning of interest in excess of the maximum rate of interest permitted under applicable law in effect while such interest is being earned, then such excess shall be and hereby is waived by each Bank and all such excess shall be automatically credited against and in reduction of the principal balance of such amounts payable under such documents and any portion of such excess received by any Bank shall be paid over by such Bank to the Company, the Guarantor or such other Person, as the case may be, it being the intent of the parties hereto that under no circumstances shall the Company, the Guarantor or such other Person be required to pay interest in excess of the maximum rate allowed by such applicable law.

        Section 4.       Payments; Pro Rata Treatment; Computations, Etc.

        4.1. Payments. Except to the extent otherwise provided herein, all payments of Obligations shall be made in Dollars, in immediately available funds and without set-off, counterclaim or deduction of any kind, to the Administrative Agent at account number 04203606 maintained by the Administrative Agent at Bankers Trust Company (ABA No. 021001033), One Bankers Trust Plaza, New York, New York 10006 (reference: "Home Shopping Network - 1992 Revolving Credit Facility"), attention: Robert Pacifici (or at such other account or at such other place as the Administrative Agent may notify the Company from time to time), not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business
Day). Any Bank for whose account any such payment is to be made may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Company or the Guarantor with such Bank or any affiliate of such Bank (with subsequent notice to the Company or the Guarantor, as the case may be, provided that such Bank's failure to give such notice shall not affect the validity of such debit). The Company or the Guarantor, as the case may be, shall at the time of making a payment under this Agreement or any Note specify to the Administrative Agent (i) the account from which the payment funds will be transmitted and the manner and approximate time of such transmission and (ii) the Loans or other amounts payable by the Company hereunder to which such payment shall be applied, and in the event that it shall have failed so to specify, or if an Event of Default shall have occurred and be continuing, the Administrative Agent may distribute such payment to the Banks in such manner as it or the Majority Banks may deem appropriate, subject to Section 4.2 hereof.

        Each payment received by the Administrative Agent under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank, in immediately available funds, for account of such Bank's Applicable Lending Office for the Loan in respect of which such payment is made.

        If the due date of any payment to be made hereunder or under any Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeed-ing Business Day and interest shall be payable for any principal so extended for the period of such extension.

             4.2. Pro Rata Treatment. Except to the extent otherwise provided herein:

             (a) each borrowing from the Banks under Section 2.1 hereof shall be made from the Banks, each payment of commitment fee under Section
    2.4 hereof shall be made for account of the Banks and each termination or reduction of the amount of the Commitments under Section 2.3 hereof shall be applied to the Commitments of the Banks, pro rata according to the amounts of their respective unused Commitments;

             (b) each conversion of Loans of a particular type (other than conversions provided for by Section 5.1 hereof) shall be made pro rata among the Banks holding Loans of such type according to the respective principal amounts of such Loans held by such Banks; and

             (c) each payment and prepayment by the Company of principal of or interest on Loans of a particular type shall be made to the Administrative Agent for account of the Banks holding Loans of such type pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks.

             4.3. Computations. Interest on all Loans and the commitment fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

             4.4. Minimum Amounts. Except for conversions or prepayments made pursuant to Section 5.1 hereof, each borrowing, conversion and prepayment of principal of Loans shall be in an aggregate amount at least equal to $5,000,000, provided that borrowings, prepayments or conversions of or into Loans of different types or, in the case of LIBOR Loans, having different Interest Periods, at the same time hereunder shall each be deemed separate borrowings, conversions or prepayments, as the case may be. Notwithstanding anything in this Agreement to the contrary, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be at least equal to $5,000,000 and, if any LIBOR Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Prime Rate Loans during such period.

             4.5. Certain Notices. Notices by the Company to the Administrative Agent of terminations or reductions of

Commitments, of borrowings, conversions and prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, conversion or prepayment or the first day of such Interest Period specified below:

                                                                                                   Number of
                                                                                                    Business
                    Notice                                                                         Days  Prior
                    ------                                                                         -----------
         Termination or reduction of Commitments                                                       10

         Borrowing of Overnight Federal Funds Rate Loans; or conversion of Term
         Federal Funds Rate Loans or Prime Rate Loans into Overnight Federal Funds
         Rate Loans                                                                                  same day

         Borrowing or prepayment of LIBOR Loans; conversion of LIBOR Loans into any other type of Loans; conversion of any type of Loans into LIBOR
         Loans; or duration of Interest Period for LIBOR Loans                                          3

         Borrowing or prepayment of Term Federal Funds Rate Loans; conversion of any type of Loans into Term Federal Funds Rate Loans; or duration of
         Interest Period for Term Federal Funds Rate Loans                                              3

         Borrowing or prepayment of Prime Rate Loans; or conversion of Federal
         Funds Rate Loans into Prime Rate Loans                                                      same day


In addition:

             (a) Each such notice of termination or reduction shall specify the amount of the Commitments to be terminated or reduced.

             (b) Each such notice of borrowing, conversion or prepayment shall specify the Loans to be borrowed, converted or prepaid and the amount (subject to Section 4.4 hereof) and type of the Loans to be borrowed, converted or prepaid and the date of borrowing, conversion or prepayment (which shall be a Business Day).

             (c) Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate.

             The Administrative Agent shall promptly notify the Banks of the contents of each such notice.

             In the event that the Company fails to select the duration of any Interest Period for any LIBOR Loans or Term Federal Funds Rate Loans within the time period and otherwise as provided in this Section 4.5, or if the Company and the Administrative Agent with the consent of the Banks fail to agree upon a term for any requested Term Federal Funds Rate Loans, such Loans (if outstanding as LIBOR Loans) will be automatically converted into Overnight Federal Funds Rate Loans on the last day of the then current Interest Period for such Loans or (if outstanding as Overnight Federal Funds Rate Loans or Prime Rate Loans) will remain as Overnight Federal Funds Rate Loans or Prime Rate Loans, as the case may be, or (if not then outstanding) will be made as Overnight Federal Funds Rate Loans.

             4.6.     Non-Receipt of Funds by the Administrative Agent.
Unless the Administrative Agent shall have been notified by a Bank or the Company or the Guarantor prior to the date on which such Bank or the Company or the Guarantor is scheduled to make payment to the Administrative Agent of (in the case of a Bank) the proceeds of a Loan to be made by it hereunder or (in the case of the Company or the Guarantor) a payment to the Administrative Agent for account of one or more of the Banks hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Bank or the Company or the Guarantor (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the overnight Federal Funds Rate for such day (as determined by the Administrative Agent).

             4.7. Sharing of Payments, Etc. Each of the Company and the Guarantor agrees that, in addition to (and without limitation of) any right of setoff, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances held by it in ordinary deposit accounts of the Company or the Guarantor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans, or any other amount payable to such Bank hereunder, which is not paid when due (regardless of whether such balances are then due to the Company or the Guarantor), in which case it shall promptly notify the Company or the Guarantor, as the case may be, and the Administrative Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof. If any Bank shall obtain payment of any principal of or interest on any Loan made by it to the Company, or any other amount payable to such Bank, under this Agreement through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal, interest or such other amount then due hereunder by the Company to such Bank than the percentage received by any other Banks, it shall promptly purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Banks or such other amount due to the Banks hereunder. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Each of the Company and the Guarantor agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise all rights of setoff, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company or the Guarantor; provided that to the extent any such Bank exercises any such right with respect to any other indebtedness or obligation of the Company or the Guarantor, it shall also exercise its rights under this Section 4.7 and agrees that the benefits of exercising any such rights shall be shared with the Banks pro rata in the proportion that the unpaid obligations of the Company and the

Guarantor owing to such Bank hereunder bear to such other indebtedness or obligation. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a setoff to which this
Section 4.7 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section 4.7 to share in the benefits of any recovery on such secured claim.

             Section 5.       Yield Protection and Illegality.

             5.1.     Additional Costs.

             (a) The Company shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining of any LIBOR Loans to the Company or its obligation to make any LIBOR Loans to the Company hereunder, or any reduction in any amount receivable by the Bank hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which
(i) changes the basis of taxation of any amounts payable to such Bank by the Company or the Guarantor under this Agreement or the Notes in respect of any of such Loans (other than taxes imposed on the overall net income of such Bank or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office); or
(ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "LIBOR" in
Section 1.1 hereof), or the Commitment of such Bank; or (iii) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities) or the Commitments.

             (b) Without limiting the effect of the provisions of Section 5.1(a) hereof, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company, the obligation of such Bank to make, and to convert Federal Funds Rate Loans or Prime Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (and all LIBOR Loans held by such Bank shall be automatically converted into Overnight Federal Funds Rate Loans at the end of the then current Interest Period for each of them, or on such earlier date as such Bank may specify in writing as being the last permissible date for such prepayment under applicable law, rules or regulations); provided that in such event such Bank shall use its best efforts to obtain a Federal Funds Rate offered for deposits made for a period of time longer than overnight (to the extent such a rate is then obtainable), but any failure to obtain such a rate shall in no way affect the rights of the Banks to receive interest on such Loans at the Federal Funds Rate otherwise obtainable.

             (c) Without limiting the effect of the foregoing provisions of this Section 5.1 (but without duplication), the Company shall pay to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by such Bank (or any Applicable Lending Office), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority, of capital in respect of such Bank's Commitment (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank (or any Applicable Lending Office) to a level below that which such Bank (or any Applicable Lending Office) could have achieved but for such law, regulation, interpretation, directive or request).

             (d) Determinations and allocations by any Bank for purposes of this Section 5.1 of the effect of any Regulatory Change pursuant to
Section 5.1(a) or (b) hereof, or of the effect of capital maintained pursuant to Section 5.1(c) hereof, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Bank under this Section 5.1, shall be conclusive absent manifest error.

             5.2. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any interest rate for any LIBOR Loan for any Interest Period therefor:

             (a) the Administrative Agent determines (which determination shall be conclusive) that quotations of interest rates for the deposits referred to in the definition of "LIBOR" in Section 1.1 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for such Loans as provided herein; or

             (b) any Bank determines (which determination shall be conclusive), and so notifies the Administrative Agent, that the rates of interest referred to in the definition of "LIBOR" in Section 1.1 hereof upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined do not adequately cover the cost to such Bank of making or maintaining such LIBOR Loans for such Interest Period;

then the Administrative Agent shall give the Company prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional LIBOR Loans or to convert Federal Funds Rate Loans or Prime Rate Loans into LIBOR Loans and the Company shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Loans, either repay such Loans as provided in Section 3.1 hereof or convert such Loans into Federal Funds Rate Loans or Prime Rate Loans in accordance with Section
2.8 hereof.

             5.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Bank shall promptly notify the Administrative Agent and the Company and such Bank's obligation to make LIBOR Loans shall be suspended until such time (prior to the Commitment Termination Date) as such Bank may again make and maintain LIBOR Loans and such Bank's outstanding LIBOR Loans shall be automatically converted into Federal Funds Rate Loans or Prime Rate Loans, as such Bank may select, at the end of the then current Interest Period for each of them, or on such earlier date as such Bank may specify in writing as being the last permissible date for such prepayment under applicable laws, rules or regulations.

             5.4. Compensation. The Company shall pay to each Bank, upon the request of such Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense (including, without limitation, costs arising from premature termination of such Bank's obligations under interest rate swaps, caps, collars, floors, options, forward exchange contracts and similar hedging arrangements) which such Bank determines are attributable to:

             (a) any payment, prepayment or conversion of a Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of an Interest Period for such Loan; or

             (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow or convert into a LIBOR Loan or a Term Federal Funds Rate Loan on the date for such borrowing or conversion specified in the relevant notice of borrowing given pursuant to Section 2.2 hereof or notice of conversion given pursuant to Section 2.8 hereof.

Such Bank shall deliver to the Company, promptly upon such request, a certificate setting forth in reasonable detail the basis for calculation of such amounts, the contents of such certificate being, in the absence of manifest error therein, conclusive evidence of such amounts; provided that the failure of such Bank to deliver such certificate shall in no way affect such Bank's rights to such compensation. The failure of any Bank to request the compensation provided for in this Section 5.4 in any instance shall not affect such rights of such Bank in any other instance or of any other such Bank in any instance.

             5.5. Taxes. All payments of Obligations (as used in this Section 5.5, "Payments") shall be made free and clear of, and without deduction by reason of, any and all taxes, duties, assessments, withholdings, retentions or other similar charges whatsoever imposed, levied, collected, withheld or assessed by any jurisdiction or any agency or taxing authority thereof or therein (as used in this Section 5.5, "Taxes"), all of which shall be paid by the Company for its own account not later than the date when due.
If the Company is required by law to deduct or withhold any Taxes from any Payment, the Company shall: (a) make such deduction or withholding; (b) pay the amount so deducted or withheld to the appropriate taxing authority not later than the date when due (irrespective of the rate of such deduction or withholding); (c) deliver to such Bank, promptly and in any event within 30 days after the date on which such Taxes become due, original tax receipts and other evidence satisfactory to such Bank of the payment when due of the full amount of such Taxes; and (d) pay to the respective Bank, forthwith upon any request by such Bank therefor from time to time, such additional amounts as may be necessary so that such Bank receives, free and clear of all Taxes, the full amount of such Payment stated to be due under this Agreement or the Notes as if no such deduction or withholding had been made.

             Each Bank that is not organized under the laws of the United States or of any political subdivision thereof agrees that it will deliver to the Company on the date of its initial Loan and thereafter as may be required from time to time by applicable law or regulation United States Internal Revenue Service Form 4224 or 1001 (or any successor form) or such other form as from time to time may be required to demonstrate that payments made by the Company to such Bank under this Agreement or such Note either are exempt from United States Federal withholding taxes or are payable at a reduced rate (if any) specified in any applicable tax treaty or convention.

             Each Bank agrees to use reasonable efforts to transfer its Commitment or Loans to another Applicable Lending Office of such Bank if such transfer would avoid the need for or mitigate the amount of any deduction or withholding of Taxes on payments of interest to such Bank under this Agreement, but no Bank shall be required to make such transfer if such Bank determines that such Bank would suffer any legal, economic or regulatory disadvantage.

             Without limiting the survival of any other provisions of this Agreement or the Notes, the obligations of the Company under this Section shall survive the repayment of the Loans and the Notes.


             Section 6.       Guarantee.

             6.1. Unconditional Guarantee. For valuable consideration, receipt of which is hereby acknowledged, and to induce the Banks to make Loans to the Company, the Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, the Co-Agents and each of the Banks the payment in full when due (whether at stated maturity, by acceleration or otherwise) of all principal of and interest on each Loan and all other amounts payable by the Company hereunder and under the Notes and all other documents referred to herein or therein, in accordance with the terms hereof and thereof, and, in the case of any extension of time of payment, in whole or in part, that all such amounts shall be paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension. The Guarantor hereby unconditionally agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any of such principal, interest or other amounts, the Guarantor shall forthwith pay and perform the same in the money and funds, at the time, in the place and in the manner provided for such payment in this Agreement, the Notes or other applicable document.

              6.2. Validity. The Guarantor hereby agrees that the guarantee provided by this Section 6 is a continuing guarantee of payment and not merely of collection, that it is a primary, independent obligation of the Guarantor and that the Guarantor's obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of (a) any invalidity, illegality, irregularity or unenforceability of, or defect in or any change in this Agreement, the Notes or any other document referred to herein or therein, (b) any amendment, modification or waiver of any term or condition of this Agreement or the Notes or any such other document, or any waiver or consent by the Administrative Agent or any Bank to any departure from the terms hereof or thereof, (c) any sale, exchange, release, surrender, realization upon or other dealings with any security or guarantee for any of the obligations guaranteed hereby (whether now or hereafter granted), (d) any settlement or compromise of such obligations, (e) the absence of any action to demand or enforce any of such obligations against the Company, (f) the recovery of any judgment against the Company or any other Person, or any action to enforce the same, (g) the recovery of any claim under any other guarantee of or security for such obligations or under any applicable insurance, or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety (other than full and strict compliance with and satisfaction of such liabilities).

             6.3. Waivers. The Guarantor hereby waives notice of acceptance of the guarantee provided by this Section 6, notice of the extension of any credit or financial accommodation, notice of the making of any Loan or the incurrence of any other Obligations, notice of any extension of any Commitment Termination Date, demand of payment, filing of claims with a court in the event of bankruptcy of the Company or any other Person, any right to require a proceeding or the filing of a claim first against the Company, any other guarantor, any other Person, any letter of credit, or any security for any of the Obligations, presentment, protest, notice of default, dishonor or nonpayment and any other notice and all demands whatsoever. The Guarantor hereby further waives all setoffs and counterclaims against the Company, the Administrative Agent, the Co-Agents and each of the Banks.

             6.4. Subordination and Subrogation. The Guarantor hereby subordinates all present and future claims, now held or hereafter acquired, against the Company as a creditor or contributor of capital, or otherwise, to the prior and final payment in full to the Banks of all of the Obligations. If, without reference to the provisions of this Section 6.4, the Guarantor would at any time be or become entitled to receive any payment on account of any claim against the Company, whether in insolvency, bankruptcy, liquidation or reorganization proceedings, or otherwise, the Guarantor shall and does hereby irrevocably direct that all such payments shall be made directly to the Administrative Agent on account of the Banks until all Obligations shall be paid in full. Should the Guarantor receive any such payment, the Guarantor shall receive such amount in trust for the Banks and shall immediately pay over to the Administrative Agent such amount as provided in the preceding sentence.

             Anything contained in this Section 6 to the contrary notwithstanding, the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor in respect of intercompany indebtedness to the Company or other Affiliates of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of the Guarantor pursuant to (i) applicable law or
(ii) any agreement providing for an equitable allocation among the Guarantor and other Affiliates of Company of obligations arising under guaranties by such parties.

             The Guarantor further agrees that any rights of subrogation the Guarantor may have against the Company, and any rights of contribution the Guarantor may have against Company, and any rights of contribution the Guarantor may have against any other guarantor of the Obligations hereunder, shall be junior and subordinate to any rights the Administrative Agent or the Banks may have against such other guarantor.

             6.5. Acceleration. The Guarantor agrees that, as between the Company on the one hand, and the Administrative

Agent, the Co-Agents and the Banks, on the other hand, the obligations of the Company guaranteed under this Section 6 may be declared to be forthwith due and payable, or may be deemed automatically to have been accelerated, as provided in Section 10 hereof for purposes of this Section 6, notwithstanding any stay, injunction or other prohibition (whether in a bankruptcy proceeding affecting the Company or otherwise) preventing such declaration as against the Company and that, in the event of such declaration or automatic acceleration, such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Guarantor for purposes of this Section 6.

              6.6. Reinstatement. The Guarantor covenants that the guarantee provided by this Section 6 will not be discharged except by complete and final payment of all of the Obligations and all obligations of the Guarantor arising out of this guarantee. In the event that any payment is made by the Company hereunder or by the Guarantor under this guarantee, and is thereafter required to be rescinded or otherwise restored or paid over to the Company, the Guarantor or any other person (whether upon the insolvency or bankruptcy of the Company or the Guarantor or otherwise), the Guarantor's obligations hereunder shall immediately and automatically be reinstated as though such payment had not been made.

              Section 7.       Conditions Precedent.

              7.1. Initial Loan. The occurrence of the Amendment Effective Date, the accession of each New Bank to this Agreement and the obligation of the Banks to make the initial Loans hereunder are subject to the receipt by the Administrative Agent, on or before December 18, 1992, of each of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

              (a) Certified copies of the certificate of incorporation and bylaws of the Company and the Guarantor and all corporate action and (if necessary) stockholder action taken by the Company and the Guarantor approving this Agreement and the Notes and borrowings by the Company hereunder and the guarantee by the Guarantor hereunder (including, without limitation, a certificate setting forth the resolutions of the Boards of Directors of the Company and the Guarantor adopted in respect of the transactions contemplated hereby).

              (b) A certificate of each of the Company and the Guarantor in respect of each of the officers (i) who is authorized to sign this Agreement or the Notes on its behalf and (ii) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby. The Administrative Agent, the Co-Agents and the Banks may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company or the Guarantor, respectively, to the contrary.

             (c) Certificates, as of a recent date, from the appropriate authorities for each jurisdiction in which the Company and the Guarantor are incorporated or qualified to do business, as to the good standing of the Company and the Guarantor, respectively, in each such jurisdiction.

             (d) A certificate of a senior officer of each of the Company and the Guarantor to the effect set forth in the first sentence of Section
    7.2 hereof.

             (e) An opinion of Allen P. Allweiss, Esq., General Counsel to the Company and the Guarantor, substantially in the form of Exhibit B hereto.

             (f) The Funded Debt Ratio Notice and the Total Debt Ratio Notice for the Company's four-Fiscal Quarter period ended August 31, 1992 (or, if the initial Loans hereunder are made more than 60 days after the end of any succeeding Fiscal Quarter, for the four-Fiscal Quarter period ended as of the end of the most recent such succeeding Fiscal Quarter).

             (g) The Notes, dated the date hereof and duly executed and delivered by the Company to the order of each Bank and otherwise appropriately completed, bearing the executed guarantee of the Guarantor.

             (h) Evidence of the payment of all fees and expenses then payable pursuant to Sections 2.4 and 12.3 hereof.

             (i) The Company shall have prepaid the principal amount and all accrued interest and fees with respect to any loans in an aggregate principal amount in excess of $40,000,000 under the 1991 Revolving Credit Agreement as of the Amendment Effective Date together with interest accrued thereon to the date of prepayment and all other amounts then payable under the 1991 Revolving Credit Agreement.

             (j) The execution and delivery by all necessary parties to, and the simultaneous effectiveness of, the Term Loan Agreement.

             (k) Such other documents as the Administrative Agent or any Bank may reasonably request including, without limitation, all requisite governmental approvals and filings.

Upon the occurrence of the Amendment Effective Date, (i) each of the promissory notes heretofore delivered to the Co-Agents as "Banks" under the 1991 Revolving Credit Agreement, (ii) the obligations (if any) of the Co-Agents, the Administrative Agent or the Banks under the commitment letter and term sheet, dated September 28, 1992, as amended, of LTCB Trust, as a Co-Agent, and (iii) the obligations (if any) of the Co-Agents, the Administrative Agent or the Banks under the commitment letter and term sheet, dated October 8, 1992, as amended, of Bank of Montreal, as a Co-Agent, shall cease to be of any force or effect, except with respect to any unpaid amounts incurred under the 1991 Revolving Credit Agreement prior to the Amendment Effective Date.

             7.2. Initial and Subsequent Loans. The obligation of the Banks to make each Loan to the Company (including the initial Loans) shall be subject to the further conditions that, as of the date of the making of such Loans and after giving effect thereto:

             (a) no Default or Event of Default shall have occurred and be continuing;

             (b) the representations and warranties made by the Company and the Guarantor in Section 8 hereof and in any other certificate or other document delivered in connection with this Agreement shall be true in all material respects on and as of the date of the making of such Loans with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31, 1992, except as disclosed to the Banks in writing prior to the date of this Agreement);

             (c) the Company shall be in compliance with the financial covenants under the Term Loan Agreement and this Agreement both before and immediately after the making of such Loan on both an historical and a pro forma basis; and

        (d) payment in full of all fees and expenses payable pursuant to Sections 2.4 and 12.3 hereof.

Each notice of borrowing made pursuant to Section 2.2 hereof shall constitute a certification by the Company and the Guarantor as to the circumstances specified in paragraphs (a), (b) and (c) above (both as of the date of such notice and, unless the Company or the Guarantor otherwise notifies the Administrative Agent prior to the date of such borrowing, as of the date of such borrowing).


        Section 8. Representations and Warranties. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that:

        8.1. Corporate Existence. Each of the Company and the Guarantor and each of the other Material Subsidiaries (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation;
(b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as presently conducted, and conducts its business in compliance with the requirements set forth in Section 9.3(b) hereof; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its business, financial condition or operations.

        8.2 Financial Condition. The consolidated balance sheet of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) as at August 31, 1992 and the related consolidated statements of income, retained earnings and changes in financial position of the Company and is consolidated Subisdiaries (including, without limitation, the Guarantor) for the fiscal year ended on such date, with the opinion thereon of Deloitte & Touche, the independent auditors of the Company, heretofore furnished to the Administrative Agent and each of the Banks, are complete and correct and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) as at such date and the consolidated results of their operations for such Fiscal
Year ended on such date, all in accordance with GAAP applied on a consistent basis. Neither the Company nor any of its consolidated Subsidiaries (including, without limitation, the

Guarantor) had on such date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such balance sheets as at such date. Since August 31, 1992, there has been no material adverse change in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) from that set forth in such financial statements as at such date, except as disclosed to the Banks in writing prior to the date of this Agreement.

             8.3. Litigation. Except as heretofore disclosed to the Banks in writing or in any SEC Report of the Company delivered to the Banks prior to the date hereof, there is no action, proceeding or investigation by or before any court or any arbitral, governmental or regulatory authority or agency, pending or (to the knowledge of the Company or the Guarantor) threatened against the Company or the Guarantor or any Subsidiary of either thereof which, if adversely determined, could have a material adverse effect on the consolidated financial condition or business of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor).

             8.4. No Breach. Neither the execution and delivery of this Agreement and the Notes, nor the consummation of the transactions contemplated hereby, nor the compliance by the Company or the Guarantor with the terms and provisions hereof or thereof, will (a) conflict with or result in a breach of, or require any consent or vote of any Person under, the certificate of incorporation or bylaws of either the Company or the Guarantor, or any agreement or instrument to which the Company, the Guarantor or any Subsidiary of either thereof is a party or to which it is subject, (b) violate any applicable law, regulation, order, writ, injunction or decree of any court or governmental authority or agency, or (c) constitute a default or result in the imposition of any Lien on any of the assets, revenues or other properties of the Company, the Guarantor or any Subsidiary of either thereof under any such agreement or instrument.

             8.5. Corporate Action. The execution, delivery and performance by each of the Company and the Guarantor of this Agreement and the Notes, and the consummation of the transactions contemplated hereby, are within the scope of its corporate power, and have been duly authorized by all necessary corporate action on the part of each of them. This Agreement constitutes, and each of the Notes, when duly executed and delivered will constitute, the legal, valid and binding obli-gation of the Company and the Guarantor, enforceable against each of them in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              8.6. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company or the Guarantor of this Agreement or the Notes or for the validity or enforceability thereof, or for the consummation of the transactions contemplated hereby.

              8.7. Use of Loans. Neither the Company, the Guarantor nor any Subsidiary of either of them is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan will be used to buy or carry any margin stock.

              8.8.     ERISA.   Each of the Company and the Guarantor and the
ERISA Affiliates have fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, are in compliance in all material respects with the presently applicable provisions of ERISA and the Code and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan.

              8.9. Taxes. (a) United States Federal income tax returns of the Company, the Guarantor and the Subsidiaries have been examined and closed through Fiscal 1985, have been examined for Fiscal 1986 and Fiscal 1987 and are under examination for Fiscal 1988 and Fiscal 1989. (b) Each of the Company, the Guarantor and the Subsidiaries has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, the Guarantor or any Subsidiary. The charges, accruals and reserves on the books of the Company, the Guarantor and the Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company and the Guarantor, adequate.

             8.10. Credit Agreements. Schedule 1 hereto and all SEC Reports of the Company completely and correctly disclose each credit agreement, loan agreement, indenture, purchase agreement, guarantee or other arrangement providing for or otherwise relating to any extension of credit or commitment for any extension of credit (other than pursuant to any letter of credit excepted from the definition of Indebtedness herein under paragraph (c) thereof) to, or guarantee by, the Company, the Guarantor or any other Material Subsidiary the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $10,000,000 and accurately describes the aggregate principal or face amount outstanding and which may become outstanding under each thereof.

             8.11. Ownership of Assets. Each of the Company, the Guarantor and each other Material Subsidiary has good and marketable title to all assets reflected on the audited consolidated balance sheet as of August 31, 1992 referred to in Section 8.2 hereof, subject to no Liens other than the Liens specified in Footnotes D and G to such balance sheet and, on the date hereof, such additional Liens as are listed on Schedule 1 hereto, and on any date hereafter, additional Liens permitted by Section 9.5 hereof and listed in Footnotes to the financial statements delivered pursuant to Section 9.1(a) or
(b) hereof.

             8.12. Pari Passu Obligations. The obligations of the Company and the Guarantor under this Agreement and the Notes rank and will rank at least pari passu in all respects with all other unsubordinated Indebtedness of the Company and the Guarantor, respectively, except for Indebtedness that is senior solely by operation of applicable law, and except that Indebtedness of the Company and the Guarantor secured as permitted by Section 9.5 hereof ranks senior in right of security with respect to the collateral therefor. Without limiting the generality of the foregoing, all principal of and interest (including post-petition interest allowable in any proceeding under any bankruptcy law) on and other amounts payable in connection with this Agreement constitute "Senior Indebtedness" as defined in, and for all purposes of, the Convertible Subordinated Debentures (and is entitled to the benefit of the subordination provisions relating thereto).

             8.13. Investment Company Act. Neither the Company nor the Guarantor is, and neither is "controlled by," an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             8.14. Environmental Matters. To the best of the knowledge of the Company and the Guarantor, all operations and conditions at or in the premises in which the Company and the

Guarantor conduct their business comply in all material respects with all Federal, state and local laws, rules and regulations relating to environmental matters, pollution, waste disposal or industrial hygiene including, without limitation, such laws, rules and regulations relating to asbestos (collectively, "Environmental Laws"). None of the operations of either the Company or the Guarantor is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Law.

             Section 9. Covenants of the Company and the Guarantor. Each of the Company and the Guarantor agrees that, so long as any of the Commitments are in effect and until payment in full of all Obligations:

             9.1. Financial Statements; Reports and Other Information. The Company shall deliver to the Administrative Agent, with sufficient copies for each of the Banks:

             (a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company, consolidated statements of income, retained earnings and changes in financial position of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) for such period and for the period from the beginning of such Fiscal Year to the end of such period, and the related consolidated balance sheet as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding Fiscal Year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that such financial statements fairly present the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

             (b) as soon as available and in any event within 120 days after the end of each Fiscal Year of the Company, consolidated statements of income, retained earnings and changes in financial position of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) for such year and the related consolidated balance sheet as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding Fiscal Year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements fairly present the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor) as at the end of, and for, such Fiscal Year, and a certificate of the chief financial officer of the Company that, in examining the financial condition of the Company and its Subsidiaries for such Fiscal Year, he or she obtained no knowledge, except as specifically stated, of any Default arising from the breach of the covenants provided for in Sections 9.4, 9.6, 9.7, 9.11, 9.12, 9.13 or 9.17 hereof;

             (c) promptly upon their becoming available, copies of all registration statements and regular SEC Reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

             (d) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

             (e) as soon as possible, and in any event within ten days after either the Company or the Guarantor knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Company or the Guarantor setting forth details respecting such event or condition and the action, if any, which the Company, the Guarantor or their ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company, the Guarantor or an ERISA Affiliate with respect to such event or condition):

                              (i)     any reportable event, as defined in
                     Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or
                     Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                             (ii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

                              (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                              (iv) the complete or partial withdrawal by the Company, the Guarantor or any ERISA Affiliate under
                     Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Company, the Guarantor or any ERISA Affiliate of notice from a Multiemployer Plan that is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

                              (v)     the institution of a proceeding by a
                     fiduciary of any Multiemployer Plan against the Company, the Guarantor or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days;

             (f) promptly after either the Company or the Guarantor knows or has reason to know that any Default has occurred, a notice of such Default, describing the same in reasonable detail;

             (g) not later than (i) 60 days after the last day of each of the first three Fiscal Quarters of each of the Company's Fiscal Years and
    (ii) 120 days after the last Fiscal Quarter of each such Fiscal Year, a notice, substantially in the form of Exhibit D-1 hereto (the "Funded Debt Ratio Notice"), setting forth the Funded Debt Ratio for the four-Fiscal Quarter period ended on the last day of such Fiscal Quarter and a notice, substantially in the form of Exhibit D-2 hereto (the "Total Debt Ratio Notice"), setting forth the Total Debt Ratio for the four-Fiscal Quarter period ended on the last day of such Fiscal Quarter, which notices shall set forth calculations and computations in sufficient detail to show the amount and nature of each of the components of the Funded Debt Ratio and the Total Debt Ratio, respectively, for such four-Fiscal Quarter period; provided that in the case of the Funded Debt Ratio Notice and the Total Debt Ratio Notice delivered with respect to each Fiscal Quarter specified in clause (ii) above, the Company shall (if the final form of either of such Notices is not yet available) deliver such Notice in a preliminary form within 60 days of the end of such Fiscal Quarter setting forth all matters required by this paragraph (g) to be included in the final form thereof as accurately as shall be possible based upon information available to the Company at such time; and

             (h) from time to time such other information regarding the business or financial condition of the Company or any of the Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Bank or the Administrative Agent may reasonably request.

Each of the Company and the Guarantor will furnish to the Administrative Agent, with sufficient copies for the Banks, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company and the Guarantor, substantially in the form of Exhibit C hereto (i) to the effect that, to the best of his or her knowledge, after full inquiry, no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations necessary to determine whether the Company and the Guarantor are in compliance with Sections 9.11, 9.12 and 9.13 hereof as at the end of the respective Fiscal Quarter or Fiscal Year and (iii) setting forth additions to the list of Subsidiaries that are Material Subsidiaries contained in the certificate most recently delivered pursuant to this provision and containing either (A) a representation that all other Subsidiaries combined do not constitute a Material Subsidiary Group as at such date or (B) a representation that all other Subsidiaries do constitute a Material Subsidiary Group as at such date and identifying any such Subsidiary whose aggregate book value of tangible assets exceeds $10,000,000 as at such date. In addition, each of the Company and the Guarantor hereby agrees to furnish the Administrative Agent with an updated notice with respect to the information specified in clause (iii) of the preceding sentence upon the occurrence of any event either that has resulted or could result in a Subsidiary becoming a Material Subsidiary or a group of Subsidiaries becoming a Material Subsidiary Group or that could make the representation contained in the most recently delivered certificate furnished pursuant to this Section 9.1 no longer accurate.

             9.2. Litigation. Without limiting the obligations of the Company under Section 9.1(h) hereof, each of the Company and the Guarantor shall promptly give to each Bank notice of all court or arbitral proceedings and investigations, and of all proceedings and investigations before any governmental or regulatory authority or agency, affecting the Company, the Guarantor or any Subsidiary, except proceedings or investigations which, if adversely determined, would not have a material adverse effect on the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries (including, without limitation, the Guarantor).

             9.3. Corporate Existence, Etc. Each of the Company and the Guarantor will, and will cause each of their respective Subsidiaries (but in the case of paragraphs (a), (d) and (e) of this Section 9.3, only those Subsidiaries which are Material Subsidiaries) to:

             (a) preserve and maintain its corporate existence and all of its material rights, privileges, licenses and franchises;

             (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries;

             (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP;

             (d) maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

             (e) permit representatives of any Bank or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and financial condition with its officers, all to the extent reasonably requested by such Bank or the Administrative Agent (as the case may be); and

             (f) keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

             9.4. Payment of Obligations. Without limiting the obligations of the Company and the Guarantor under Section 9.3 hereof, each of the Company and the Guarantor will, and will cause each of their respective Subsidiaries to, pay and discharge at or before the date when due, all of their respective material obligations and other liabilities, including, without limitation, tax and pension liabilities, except where such obligations or liabilities are being contested in good faith and by appropriate proceedings, and maintain, in accordance with GAAP, appropriate reserves for the accrual of all of the foregoing.

             9.5. Liens. Neither the Company nor the Guarantor will, nor will either of them permit any of their respective Subsidiaries to, create, incur, assume or suffer to exist any Lien on any asset, revenue or other property now or hereafter owned or acquired by it (including, without limitation, the stock of Subsidiaries other than Broadcast Subsidiaries at the time of disposition thereof as permitted by Section 9.7 hereof) except:

             (a) Liens existing on the date hereof securing Indebtedness outstanding on such date and identified in Footnote D and G to the Company's audited consolidated balance sheet as of August 31, 1992 or on
    Schedule 1 hereto;

             (b) any purchase money security interest hereafter created on any property of the Company, the Guarantor or such Subsidiary securing Indebtedness incurred solely for the purpose of financing all or a portion of the purchase price of such property; provided that: (i) such Lien (A) is created within six months of the acquisition of such property, (B) extends to no other property and (C) secures no other Indebtedness; (ii) the principal amount of Indebtedness secured by such Lien shall at no time exceed the lesser of (A) the cost to such Person of the property subject thereto or (B) the fair value of such property (as determined in good faith by the Board of Directors of such Person) at the time of the acquisition thereof; (iii) such Lien does not extend to or in any way encumber any inventory of the Guarantor purchased in the ordinary course of business;
    and (iv)
    the aggregate principal amount of all Indebtedness secured by all such Liens shall not exceed at any time $15,000,000 less the aggregate principal amount of all Indebtedness secured by Liens permitted under Section 9.5(i) hereof;

             (c) carriers', warehousemen's, mechanics', materialmen's and repairmen's liens arising in the ordinary course of business of the Company, the Guarantor or such Subsidiary and not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings;

             (d) Liens created in connection with the lease by the Company, the Guarantor or any of their respective Subsidiaries of any property (whether real, personal or mixed) (i) now or hereafter owned by the Company, the Guarantor or any such Subsidiary which has been sold or otherwise transferred by any thereof to any other Person within six months of the acquisition thereof or (ii) which any of the Company, the Guarantor or any such Subsidiary, as the case may be, intends to use for substantially the same purpose as any property described in clause (i) above;

             (e) Liens in favor of consignors against inventory being sold on consignment in the ordinary course of business by the Company, the Guarantor or any Subsidiary;

             (f) Liens created in substitution for any Liens permitted by paragraphs (a), (b) and (d) of this Section 9.5, provided that (i) any such newly-created Lien does not extend to any other or additional property and
    (ii) (A) if permitted by such paragraph (a) or (b), does not secure any other (or additional principal amount of) Indebtedness and (B) if permitted by such paragraph (d) does not secure any other obligations under such lease or any obligations under any other lease;

             (g) Liens existing on assets at the time of acquisition thereof by the Company, the Guarantor or the respective Subsidiary and not incurred in anticipation of or in connection with such acquisition;

             (h) operating leases and Capital Leases, to the extent the same would constitute Liens, pursuant to which the Company, the Guarantor or the respective Subsidiary is lessee, and incurred by such Person in the ordinary course of its business; and

             (i) in addition to Liens otherwise permitted by this Section 9.5, Liens on property of the Company, the Guarantor or any of their respective Subsidiaries (i) which secure Indebtedness having an aggregate principal amount not exceeding at any time $15,000,000 less the aggregate principal amount of all Indebtedness secured by Liens permitted under
    Section 9.5(b) hereof and (ii) each of which shall be limited to specified items of collateral (and not a general Lien on all assets of such Person) having a book value not greater than 150% of the aggregate principal amount of the Indebtedness secured by such Lien;

provided, however, that (A) all capital stock of all Subsidiaries (other than the Broadcast Subsidiaries at the time of disposition thereof as permitted by
Section 9.7 hereof) and (B) all promissory notes and other securities acquired by the Company in connection with the disposition of the Broadcast Subsidiaries will in any event be maintained free and clear of all Liens whatsoever.

             9.6. Mergers. Neither the Company nor the Guarantor will, and neither of them will permit any other Material Subsidiary or Subsidiaries constituting a Material Subsidiary Group or a Broadcast Subsidiary Group to,

             (a) consolidate or merge with or into any other Person, except that a Wholly-Owned Subsidiary of the Company or the Guarantor (other than the Guarantor) may merge with or consolidate into the Company or the Guarantor (provided that the Company or the Guarantor, as the case may be, shall be the survivor of such merger or consolidation) or another Wholly-Owned Subsidiary of the Company or the Guarantor, or

             (b) sell, assign, convey, lease, sublet, transfer or otherwise dispose of all or substantially all of its assets to any Person, whether in a single transaction or in a series of related transactions, except that a Wholly-Owned Subsidiary of the Company or the Guarantor (other than the Guarantor) may sell, assign, convey, lease, sublet, transfer or otherwise dispose of all or substantially all of its assets to the Company or to another Wholly-Owned Subsidiary of the Company or the Guarantor;

provided, however, that none of the foregoing transactions shall be permitted if a Default or an Event of Default has occurred and is continuing or would result from the consummation of any such transaction.

             It is understood and agreed that:

             (i) any consolidation, merger, sale, assignment, conveyance, letting, subletting, transfer or other disposition of all or substantially all of the assets of a Broadcast Subsidiary shall be permitted under this
    Section 9.6, so long as such Broadcast Subsidiary, together with all other Broadcast Subsidiaries with respect to which there has been, since the date hereof, a consolidation, merger, sale, assignment, conveyance, letting, subletting, transfer or other disposition of all or substantially all of its assets, does not constitute a Broadcast Subsidiary Group, and

             (ii) any consolidation, merger, sale, assignment, conveyance, letting, subletting, transfer or other disposition of all or substantially all of the assets of a Non-Material Subsidiary shall be permitted under this Section 9.6, so long as such Non-Material Subsidiary, together with all other Non-Material Subsidiaries with respect to which there has been, since the date hereof, a consolidation, merger, sale, assignment, conveyance, letting, subletting, transfer or other disposition of all or substantially all of its assets, does not constitute a Material Subsidiary Group.

             It is further understood and agreed that the distribution or arms'-length sale of the Company's shares of capital stock of the Broadcast Subsidiaries as permitted under Section 9.7 hereof will not constitute all or substantially all of the assets or liabilities of the Company, the Guarantor or any Subsidiary for purposes of this Section 9.6 nor shall the value thereof be aggregated with other assets of the Company for purposes of determining the Company's compliance with this Section 9.6.

             9.7. Dispositions of Assets. Neither the Company nor the Guarantor will, and neither of them will permit any other Material Subsidiary or any Broadcast Subsidiary to, sell, assign, convey, lease, sublet, transfer or otherwise dispose of any of the assets, business or other properties of the Company, the Guarantor or any such Material Subsidiary or Broadcast Subsidiary to any Person, whether in a single transaction or in a series of related transactions, except for:

                (i)      sales of inventory (but not of accounts
             receivable) in the ordinary course of business of the Company, the Guarantor or any such Subsidiary;

                (ii) dispositions of assets in the ordinary course of business in arm's-length transactions by the Company, the Guarantor or any such Subsidiary to the extent such assets either are no longer used or useful to the Company, the Guarantor or such Subsidiary or are promptly replaced by other assets of at least equal usefulness;

                     (iii) the sale or distribution of shares of capital stock held by the Company or any Subsidiary in any Broadcast Subsidiary; provided that (i) all requisite consents and approvals with respect to such sale or distribution have been obtained, (ii) any such transaction is on substantially the same terms and conditions specified in the Form 10 filed by Silver King Communications, Inc., a Subsidiary of the Company, with the Securities and Exchange Commission on August 27, 1992, as amended through December 11, 1992, attached hereto as Annex B (including, without limitation, the provision that the Company shall retain a broadcast affiliation relationship with each of the Broadcast Subsidiaries after such transaction), and the Banks shall have reviewed all final documentation with respect to each such sale or distribution and have confirmed to their satisfaction that the terms and conditions set forth in such Form 10 have been complied with, and (ii) the aggregate amount of the Company's interest in the capital stock of such Broadcast Subsidiaries (whether directly or by distribution of the shares of capital stock of any corporation directly or indirectly holding such Broadcast Subsidiaries' capital stock) that is distributed by the Company as a dividend to its stockholders in connection with all such transactions cumulatively after the date hereof does not exceed $15,000,000; and

                     (iv) any such disposition by the Company, the Guarantor or any Wholly-Owned Subsidiary to the Company, the Guarantor or any Wholly-Owned Subsidiary, as the case may be; provided, however, that the Company and the Guarantor shall maintain their respective assets and operations substantially in accordance with their respective assets and operations as of the date hereof, and that in the case of any such disposition by the Company or the Guarantor to a Wholly-Owned Subsidiary, each of the Company and the Guarantor agree that such disposition shall be in the ordinary course of business consistent with past practice and shall be accomplished upon fair and reasonable terms to the Company or the Guarantor;

provided that all promissory notes and other securities acquired by the Company in connection with the disposition of the Broadcast Subsidiaries will in any event be maintained free and clear of all dispositions whatsoever.

             9.8. Ranking. (a) Each of the Company and the Guarantor will cause its obligations under this Agreement, the Notes and each other document now or hereafter entered into with respect hereto or thereto to rank at least pari passu in right of payment and of security with all other unsubordinated Indebtedness of the Company or the Guarantor, as the case may be, except that Indebtedness secured by any Lien permitted by Section 9.5 hereof may rank senior in right of security with respect to the collateral subject to such Lien. Without limiting the generality of the foregoing, the Company covenants, and will take all steps necessary to assure, that its obligations under this Agreement will at all times constitute "Senior Indebtedness" as defined in, and for all purposes of, the Convertible Subordinated Debentures (and will be entitled to the benefits of the subordination provisions relating thereto).

             (b) Each of the Company and the Guarantor will cooperate with the Administrative Agent and the Banks and execute such further instruments and documents as any Bank may reasonably request to carry out the intentions of this Section 9.8. Without limiting the generality of the foregoing, if the Company or the Guarantor hereafter issues or otherwise incurs any subordinated Indebtedness, each of them will execute and cause to be executed such further documents as any Bank may reasonably request to ensure that the obligations of the Company and the Guarantor under this Agreement and the Notes at all times rank senior to such subordinated Indebtedness.

             (c) Nothing in this Section 9.8 shall be construed so as to limit the ability of the Company or the Guarantor to incur any Indebtedness (consistent with paragraphs (a) and (b) above and otherwise permitted by this Agreement) on a basis pari passu with their respective Indebtedness under this Agreement and the Notes.

             9.9. Business; Fiscal Year. Neither the Company nor the Guarantor will make any material change in the nature of its business from that in which it is engaged on the date of this Agreement, and neither the Company nor the Guarantor shall cause, or permit any of their respective Subsidiaries to cause, any other Subsidiary to conduct business or operations substantially similar to the business or operations conducted by the Guarantor on the date of this Agreement. Neither the Company nor the Guarantor will change its fiscal year from that currently in effect on the date hereof, as set forth in the definition of "Fiscal Year" in Section 1.1 hereof.

            9.10. Transactions with Affiliates. Neither the Company nor the Guarantor will, and neither will permit any of its respective Subsidiaries to, enter into or be a party to any transaction (including but not limited to any merger, consolidation or sale of substantially all assets) with any Affiliate of the Company or the Guarantor, except upon fair and reasonable terms no less favorable to the Company or the Guarantor or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or the Guarantor.

            9.11. Fixed Charges Coverage Test. The Company will maintain the ratio of Adjusted Operating Cash Flow to Fixed Charges for the Company and its Subsidiaries on a consolidated basis, for each four-Fiscal Quarter period ending in each of the following Fiscal Years, to be not less than the following ratios:

                     Fiscal Year                Minimum Ratio
                     -----------                -------------

                     Fiscal 1993                   1.70:1
                     Fiscal 1994                   1.35:1
                     Fiscal 1995                   1.40:1
                     Fiscal 1996                   1.70:1.


            9.12. Debt Ratio. The Company will not permit the ratio of Total Debt to Operating Cash Flow for the Company and its Subsidiaries on a consolidated basis, for each four-Fiscal Quarter period ending in each of the following Fiscal Years, to be greater than the following ratios:


                     Fiscal Year                Maximum Ratio
                     -----------                -------------

                     Fiscal 1993                   1.90:1
                     Fiscal 1994                   1.60:1
                     Fiscal 1995                   1.35:1
                     Fiscal 1996                   1.15:1.


            9.13. Consolidated Net Worth. The Company shall not permit Consolidated Net Worth at any time prior to August 30, 1993, to be less than $125,000,000, and at any time during the following periods to be less than the following amounts:

               Period                                         Amount
               ------                                         ------

  August 31, 1993 to August 30, 1994                        $135,000,000
  August 31, 1994 to August 30, 1995                        $145,000,000
  August 31, 1995 to August 30, 1996                        $155,000,000
and, commencing on August 31, 1996, $10,000,000 above the minimum amount of Consolidated Net Worth required pursuant to this Section 9.13 on the last day of the preceding Fiscal Year.

            9.14. Notification of Incurrence of Debt or Making of Investment. Prior to the incurrence by the Company or any of its Subsidiaries of Indebtedness (other than Indebtedness under the Term Loan Agreement or this Agreement), or upon obtaining commitments for Indebtedness, or the making of any Investment of cash, property or other assets in an aggregate principal amount of $20,000,000 (per incurrence or cumulatively since September 1, 1992 or since the last time incurrence compliance was required to be tested pursuant to this Section 9.14) or more, the Company shall deliver notice to the Administrative Agent and the Banks, certifying, on the basis of its financial statements for the four Fiscal Quarters most recently ended, the Company's compliance with the financial covenants under the Term Loan Agreement and this Agreement both before and immediately after the incurrence of such Indebtedness or Investment on both an historical and pro forma basis; provided, that in the event any cash change in long-term investments or cash change in long-term notes receivable triggers notification of the incurrence of Indebtedness and certification of compliance with financial covenants pursuant to this Section 9.14, the calculation to determine pro forma compliance with the Fixed Charges Coverage Test set forth in Section 9.11 hereof shall be performed after excluding the smallest amount of any cash increase in long-term investments and cash increase in long-term notes receivable for any Fiscal Quarter included in such test.

            9.15. Use of Proceeds. The Company shall use the proceeds of the Loans solely for its general corporate purposes and in any event in compliance with all applicable legal and regulatory requirements, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System and the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the regulations thereunder. Neither the Administrative Agent nor any Bank shall have any responsibility for any use of the proceeds of the Loans.

            9.16. Ownership of Guarantor. The Company agrees at all times to own, both beneficially and of record and free and clear of all Liens, and control 100% of the capital shares of the Guarantor.

            9.17. Indebtedness of Subsidiaries. The Company will not permit any of its Subsidiaries to create, incur, assume, suffer to exist or otherwise become obligated for or under any Indebtedness whatsoever, except for:

                (i)      Indebtedness owed to the Company;

                (ii) trade Indebtedness incurred by such Subsidiary in the ordinary course of its business;

                (iii)    Capital Leases; and

                (iv) Indebtedness of the Guarantor under this Agreement and the Term Loan Agreement.


              Section 10. Events of Default. If one or more of the following events (herein called "Events of Default" shall occur and be continuing:

             (a) The Company or the Guarantor shall fail to pay the principal of any Loan when due (provided that, other than with respect to any principal payment due on the Commitment Termination
         Date or on such earlier date on which all principal of the Loans shall have become due, if the Company or the Guarantor has transmitted payment of such principal by wire transfer to the Administrative Agent not later than 11:00 a.m. New York time on the date when due and has delivered to the Administrative Agent a written acknowledgement by the remitting bank that such bank has been instructed to transfer such payment to the Administrative Agent and that there are sufficient funds available in the Company's account with such remitting bank to make such payment, then if the Administrative Agent shall have failed to receive such payment of principal by 11:00 a.m. New York time on the Business Day after the date when due); or the Company or the Guarantor shall fail to pay any interest on any Loan or any other amount payable by it hereunder more than two
         Business Days after the date when any such amount shall be due; or

             (b) There shall have occurred a default or event of default under the Term Loan Agreement, the Senior Note Indenture or the Convertible Subordinated Debenture Indenture; or

             (c) The Company or the Guarantor or any Subsidiary shall default in the payment when due (after giving effect to all applicable grace periods provided for in the documents relating to such Indebtedness, without regard to any waiver thereof) of any principal of or interest on or any other amount payable in connection with any of its Indebtedness not specified in

         Section 10(a) or 10(b) hereof in an aggregate principal amount of $5,000,000 or more; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if (after giving effect to all applicable grace periods provided for in the documents relating to such Indebtedness, without regard to any waiver thereof) the effect of such event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness becoming due prior to its stated maturity; or

             (d) Any representation, warranty or certification made or deemed made herein by the Company or the Guarantor, or any certificate furnished to any Bank or the Administrative Agent pursuant to the provisions hereof, shall prove to have been false or misleading as of the time made or deemed made or furnished in any material respect and, if the Company, the Guarantor and the Majority Banks agree that the effects of such false or misleading representation, warranty or certification are curable, such effects shall not have been cured to the satisfaction of the Majority Banks within 10 days after the earlier of (x) the date on which the Company or the Guarantor obtained knowledge that such representation, warranty or certification was so false or misleading or (y) the date of notice by the Administrative Agent to the Company or the Guarantor that such representation, warranty or certification was so false or misleading; or

             (e) The Company or the Guarantor shall default in the performance of any of its obligations under Section 9 (other than under any of Sections 9.1(a), 9.1(b), 9.1(c), 9.1(d), 9.1(g), 9.1(h),
         9.2, 9.3(b), 9.3(c) and 9.4 hereof); or the Company or the Guarantor shall default in the performance of any of its other obligations in this Agreement, including, without limitation, any of Sections 9.1(a), 9.1(b), 9.1(c), 9.1(d), 9.1(g), 9.1(h), 9.2, 9.3(b), 9.3(c) and 9.4
         hereof (not governed by any other provision in this Section 10), and such default shall continue unremedied for a period of 10 days after the earlier of (x) the date on which the Company or the Guarantor obtained knowledge of such default or (y) the date of notice by the Administrative Agent to the Company or the Guarantor of the occurrence of such default; or

             (f) The Company, the Guarantor, any other Material Subsidiary or Subsidiaries constituting a Material Subsidiary Group shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

             (g) The Company, the Guarantor, any other Material Subsidiary or Subsidiaries constituting a Material Subsidiary Group shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, creditor or debtor rights, winding-up, or composition or readjustment of debts,
          (v) take any corporate action for the purpose of effecting any of the foregoing; provided that an event specified in clauses (i) through (v) above shall be deemed to have occurred (whether at one time or cumulatively over a period of time after the date hereof) with respect to a Material Subsidiary Group at the time when such an event shall have occurred with respect to all Subsidiaries constituting such Material Subsidiary Group; or

             (h) A proceeding or case shall be commenced, without the application or consent of the Company, the Guarantor, any other Material Subsidiary or all Subsidiaries constituting a Material Subsidiary Group in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, including the filing of an involuntary petition under the Bankruptcy Code, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company, the Guarantor or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company, the Guarantor or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, creditor or debtor rights, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and shall not be vacated or dismissed within 60 days; or an order for relief against the Company, the Guarantor or such Subsidiary shall be entered in an involuntary case under any applicable bankruptcy code; provided that an event specified in clauses (i) through (iii) above or the preceding subclause shall be deemed to have occurred with respect to a Material Subsidiary Group at the time when such an event shall have occurred (whether at one time or cumulatively over a period of time after the date hereof) with respect to all Subsidiaries constituting such Material Subsidiary Group; or

             (i) A judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered by a court or courts against the Company, the Guarantor and/or any of their respective Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company, the Guarantor or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

             (j) An event or condition specified in Section 9.1(e) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company, the Guarantor or any ERISA Affiliate shall incur or in the opinion of the Majority Banks shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which is, in the determination of the Majority Banks, material in relation to the consolidated financial position of the Company and its consolidated Subsidiaries; or

             (k) There shall occur a Change of Control; provided that any such Change of Control shall not constitute an Event of Default for purposes of this Section 10(k) if (i) (A) such Change of Control arises solely in connection with the Liberty Media Transaction, and (B) as of the date the Liberty Media Transaction is consummated and after giving effect thereto, no other Default or Event of Default shall have occurred and be continuing, or (ii) (A) such Change of Control arises solely by reason of the merger or consolidation of the Company with another corporation which is organized under the laws of a state in the United States and the Company is the surviving corporation in such merger or consolidation, (B) as of the date of such merger or consolidation and after giving effect thereto, no other Default or Event of Default shall have occurred and be continuing, and (C) the Company has delivered a notice to the Administrative Agent and the Banks not less than 30 days prior to the consummation of any such merger or consolidation that sets forth in reasonable detail information indicating compliance with the terms of clause (ii) of this paragraph
         (k); or

             (1) Following the disposition of any of the Broadcast Subsidiaries as permitted by Section 9.7 hereof, an event or condition that constitutes (i) a default or breach by any such Broadcast Subsidiary that is party to a Silver King Note or any other agreement, including without limitation, an affiliation agreement, which had been entered into in connection with such disposition and pursuant to which such Broadcast Subsidiary and the Company continued a business relationship, and such default or breach shall continue unremedied for a period of 30 days after the Company obtained knowledge of such default or breach or (ii) a default or breach by the Company of any agreement, including without limitation, an affiliation agreement, which had been entered into in connection with such disposition and pursuant to which such Broadcast Subsidiary and the Company continued a business relationship.

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (f), (g) or (h) of this Section 10, the Administrative Agent, with the consent of the Majority Banks, may and, upon request of the Majority Banks, shall, by notice to the Company, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company and the Guarantor hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, diligence, protest or other formalities of any kind, all of which are hereby expressly waived by the Company and the Guarantor; and (ii) in the case of the occurrence of an Event of Default referred to in clause (f), (g) or (h) of this Section 10, the Commitments shall be automatically terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company and the Guarantor hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company and the Guarantor.


         Section 11.      The Administrative Agent.

         11.1. Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.5 and the first sentence of Section 11.6 hereof shall include reference to its affiliates and each of the officers, directors, employees and agents of itself and of its affiliates): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Company or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder, except as provided for under Section 11.3 hereof; and
(d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent.

             11.2. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

             11.3. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default

(other than the nonpayment of principal of or interest on Loans or of commitment fees) unless the Administrative Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Administrative Agent shall (subject to Section 11.7 and Section 12.4 hereof) take such action with respect to such Default as shall be directed by the Majority Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Banks.

            11.4. Rights as a Bank. With respect to its Commitment and the Loans made by it, LTCB Trust (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. LTCB Trust (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Administrative Agent, and LTCB, LTCB Trust and their affiliates may accept fees and other consideration from the Company and the Guarantor for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

            11.5. Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed under Section 12.3 hereof, but without limiting the obligations of the Company under said Section 12.3), ratably in accordance with the aggregate principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other documents contemplated by or referred to herein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Company is obligated to pay under

Section 12.3 hereof but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

            11.6. Non-Reliance on Administrative Agent, Co-Agents and other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, either Co-Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company, the Guarantor and their respective Subsidiaries and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent, either Co-Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, the Notes or any other related documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Company or the Guarantor of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company, the Guarantor or any of their respective Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Co-Agent or any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or any Subsidiary (or any of their affiliates) which may come into the possession of the Administrative Agent or any of its affiliates.

            11.7. Failure to Act. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense (other than that arising from gross negligence or willful misconduct) which may be incurred by it by reason of taking or continuing to take any such action.

            11.8. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks, the Company and the Guarantor, and the

Administrative Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

            11.9. Administrative Agent's Office. The Administrative Agent acts initially through its office designated on the signature pages hereof, but may transfer its functions as Administrative Agent to any other office, branch or affiliate of LTCB at any time by giving prompt, subsequent written notice to each of the other parties to this Agreement.

            11.10. Co-Agents. Each of the parties acknowledges and agrees that the Co-Agents, in their capacity as such, have no obligations, duties or liabilities whatsoever under or in respect of this Agreement or the Notes.

            Section 12.      Miscellaneous.

            12.1. Waiver. No failure on the part of the Administrative Agent, either Co-Agent or any Bank to exercise, no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

           12.2. Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by telex, telecopy, telegraph, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier (with receipt confirmed either mechanically or in writing by a person at the office of the recipient), personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

           12.3. Expenses, Etc. The Company and the Guarantor jointly and severally agree to pay or reimburse each of the Banks and the Administrative Agent for paying:

             (a) all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of all special counsel to the Administrative Agent, the Co-Agents and the Banks, in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the Notes and any related documents and the making of the initial Loans hereunder, subject to limitations set forth in letters dated the date hereof between the Company and LTCB Trust and Bank of Montreal, respectively, and (ii) any amendment, modification or waiver of any of the terms of this Agreement or any of the Notes or any related documents (whether or not any such amendment, modification or waiver is signed or becomes effective);

             (b) all reasonable costs and expenses of each Bank, each Co-Agent and the Administrative Agent (including reasonable counsels' fees and expenses) in connection with the enforcement of this Agreement or any of the Notes and the protection of the rights of each Bank, each Co-Agent and the Administrative Agent against the Company, the Guarantor or any of their respective assets; and

             (c) all transfer, stamp, documentary and other similar taxes, assessments or charges (including, without limitation, penalties and interest) levied by any governmental or revenue authority in respect of this Agreement, any of the Notes or any other document referred to herein.

The Company hereby agrees to indemnify the Administrative Agent, each Co-Agent and each Bank and their respective Affiliates, directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to or arising out of this Agreement, the statements contained in the commitment letter and term sheet, dated September 28, 1992, as amended, of LTCB Trust, as a Co-Agent, and the commitment letter and term sheet, dated October 8, 1992, as amended, of Bank of Montreal, as a Co-Agent, or any aspect thereof, the Banks' agreement to make the Loans hereunder or from any actual or proposed use by the Company, the Guarantor or any Subsidiary of either thereof of the proceeds of any of the Loans or from an alleged breach of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).


           12.4. Amendments, Etc. Neither this Agreement nor any Note nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. With the prior written consent of the Majority Banks, the Administrative Agent, the Company and the Guarantor may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement or the Notes or changing in any manner the rights of the Banks or of the Company and the Guarantor hereunder or thereunder or waiving, on such terms and conditions as the Administrative Agent (with the consent of the Majority Banks) may specify in such instrument, any of the requirements of this Agreement or the Notes or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (a) extend the maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce or extend the time of payment of any fee payable to the Banks hereunder, or reduce the principal amount of any Loan, or increase the amount of any Bank's Commitment, or release the Guarantor from any of its obligations hereunder, or amend, modify or waive any provision of this subsection, or reduce the percentage specified in the definition of "Majority Banks" in Section 1.1 hereof, or consent to the assignment or transfer by the Company or the Guarantor of any of its rights and obligations under this Agreement or the Notes, in each case without the prior written consent of all the Banks, or (b) amend, modify or waive any provision of Section 11 hereof without the prior written consent of the Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Banks and shall be binding upon the Company, the Guarantor, the Banks, the Administrative Agent, the Co-Agents and all future holders of the Notes. In the case of any waiver, the Company, the Guarantor, the Banks and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right subsequent thereon.

          12.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          12.6.    Assignments and Participation.

             (a) Neither the Company nor the Guarantor may assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Banks and the Administrative Agent.

             (b) Any Bank may assign any of its Loans, its Note or its Commitment without the prior consent of the Company, the Guarantor, the Administrative Agent or any other Bank, provided that (i) assignments of less than all of a Bank's Commitment and Loans shall be in a principal amount of not less than $10,000,000 (or such lesser amount as may be agreed upon by the Company) and (ii) any such assignment shall be made pursuant to an assignment and assumption agreement substantially in the form of Exhibit E hereto (an "Assignment Agreement"). Upon written notice to the Company and the Administrative Agent of an assignment, identifying in detail reasonably satisfactory to the Administrative Agent the assignee Bank and the amount of the assignor Bank's Commitment and Loans assigned, the assignee shall have, as of the date of effectiveness of such assignment and to the extent of such assignment, the obligations, rights and benefits of, and shall be deemed for all purposes hereunder, a Bank party hereto holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assignor shall be released from such obligations to such extent.

             (c) Any Bank may sell to one or more other Persons a participation in all or any part of the Commitment or any Loan held by it, in which event each such participant shall be entitled to the rights and benefits of the provisions of Sections 5 and 9.1(h) hereof with respect to its participation in such Loan as if (and the Company and the Guarantor shall be directly obligated to such participant under such provisions as
    if) such participant were a "Bank" for purposes of said Sections, but shall not have any other rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement (the "Participation Agreement") executed by such Bank in favor of such participant); provided, that all amounts payable by the Company or the Guarantor to any Bank and any participant under Section 5 hereof in respect of any Loan shall be determined as if such Bank had not sold any participations in such Loan and as if such Bank were funding all of such Loan in the same way that it is funding the portion of such Loan in which no participations have been sold. In no event shall a Bank that sells a participation be obligated to any participant under the Participation Agreement to take or refrain from taking any action hereunder or under such Bank's Note (including, without limitation, the extension of such Bank's Commitment pursuant to Section 2.9 hereof) except that such Bank may agree in the Participation Agreement that it will not, without the consent of the participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the reduction of any payment of principal thereof, (iii) the reduction of the rate at which either interest is payable thereon or (if the participant is entitled to any part thereof) commitment fee is payable hereunder to a level below the rate at which the participant is entitled to receive interest or commitment fee (as the case may be) in respect of such participation or (iv) any release of the Guarantor from any of its obligations under this Agreement or the Notes.

             (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.6, any Bank may assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

             (e) A Bank may furnish any information concerning the Company, the Guarantor or any of their respective

       Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

          12.7. Confidentiality. The Administrative Agent, the Co-Agents, and each of the Banks hereby acknowledge that certain of the information to be furnished to them pursuant to this Agreement may be non-public information. The Administrative Agent, each Co-Agent, and each Bank hereby agrees that it will keep all information so furnished to it pursuant hereto confidential in accordance with its normal banking procedures and, except in accordance with such procedures, will make no disclosure to any other Person of such information until the same shall have become public, except (i) in connection with matters involving this Agreement (including, without limitation, litigation involving the Company, the Guarantor, the Co-Agents, the Administrative Agent or the Banks) and with the obligations of any of the Administrative Agent, such Co-Agent or such Bank under law or regulation, (ii) pursuant to subpoenas or similar process, (iii) to Governmental Authorities or examiners, (iv) to independent auditors or counsel, (v) to any parent or corporate Affiliate of any of the Administrative Agent, such Co-Agent or such Bank, or (vi) to any participant or proposed participant or assignee or proposed assignee hereunder so long as such participant or proposed participant or assignee or proposed assignee (a) is not in the same general type of business as the Company on the date of such disclosure and (b) agrees in writing to accept such information subject to the restrictions provided in this
Section 12.7; provided that in no event shall any of the Administrative Agent, such Co-Agent or such Bank be obligated or required to return any materials furnished by the Company or any of its Subsidiaries.

          12.8. Survival. Without limiting the survival of any other obligations of the Company, the Guarantor and the Banks hereunder, the obligations of the Company and the Guarantor under Sections 2.6, 5.1, 5.4, 5.5 and 12.3 hereof and the obligations of the Banks under Sections 4.7, 11.5 and
12.7 hereof, shall survive the repayment of the Loans and the termination of the Commitments.

          12.9. Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          12.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties thereto may execute this Agreement by signing any such counterpart.

            12.11. GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            12.12. JURISDICTION. EACH OF THE COMPANY AND THE GUARANTOR HEREBY AGREES THAT:

            (A) ANY SUIT, ACTION OR PROCEEDING AGAINST THE COMPANY OR THE GUARANTOR WITH RESPECT TO THIS AGREEMENT, THE LOANS, THE NOTES OR ANY DOCUMENTS RELATED HERETO OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT THEREOF MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, OR IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF FLORIDA (COLLECTIVELY, THE "SUBJECT COURTS"), AS THE ADMINISTRATIVE AGENT, EITHER CO-AGENT OR ANY BANK MAY ELECT IN ITS SOLE DISCRETION AND EACH OF THE COMPANY AND THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF EACH OF THE SUBJECT COURTS FOR THE PURPOSE OF ANY SUCH SUIT, ACTION, PROCEEDING OR JUDGMENT. EACH OF THE COMPANY AND THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS BY THE MAILING THEREOF BY THE ADMINISTRATIVE AGENT, THE RESPECTIVE CO-AGENT OR THE RESPECTIVE BANK BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY OR THE GUARANTOR, AS THE CASE MAY BE, ADDRESSED AS PROVIDED IN SECTION 12.2 HEREOF. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE ADMINISTRATIVE AGENT, EITHER CO-AGENT OR ANY BANK TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO BRING PROCEEDINGS AGAINST THE COMPANY OR THE GUARANTOR IN ANY COMPETENT COURT OF ANY OTHER JURISDICTION OR JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

            (B) EACH OF THE COMPANY AND THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING IN RESPECT OF THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENTS IN CONNECTION HEREWITH, ANY OBJECTION TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY OF THE SUBJECT COURTS, AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE SUBJECT COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

           12.13. Severability. Any provision of this Agreement or the Notes that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                              HOME SHOPPING NETWORK, INC.,
                                                   as the Company

                                              By
                                                  ------------------------------
                                                  Title: Chief Financial Officer

                                              2501 118th Avenue North
                                              St. Petersburg, Florida 33716
                                              Telecopier No.:  (813) 539-6505
                                              Telephone No.:   (813) 572-8585

                                              Attention:  Les R. Wandler

                                              with a copy to:

                                              "Legal Department"

                                              Telecopier No.:  (813) 573-0866


                                              HOME SHOPPING CLUB, INC.,
                                                   as Guarantor

                                              By
                                                 ------------------------------
                                                 Title: Treasurer

                                              2501 118th Avenue North
                                              St. Petersburg, Florida 33716
                                              Telecopier No.:  (813) 539-6505
                                              Telephone No.:   (813) 572-8585

                                              Attention:  Les R. Wandler

                                              with a copy to:

                                              "Legal Department"

                                              Telecopier No.:  (813) 573-0866

                             The Banks


Commitment

$9,000,000                            LTCB TRUST COMPANY, as a Bank
                                           and a Co-Agent

                                      By
                                         ------------------------------
                                         Title:

                                      Lending Office for Federal Funds
                                      Rate Loans and Prime Rate Loans:
                                        165 Broadway
                                        New York, New York 10006

                                      Lending Office for LIBOR Loans:
                                        165 Broadway
                                        New York, New York  10006

                                      Address for Notices:
                                        165 Broadway
                                        New York, New York 10006

                                      Telex No.:  425722
                                      Telecopier No.:  (212) 608-3081
                                      Telephone No.:   (212) 335-4854

                                      Attention:
                                                ---------------------

$9,000,000                            BANK OF MONTREAL, as a Bank
                                              and a Co-Agent

                                      By
                                        -------------------------------
                                        Title:

                                      Lending Office for Federal Funds Rate
                                      Loans and Prime Rate Loans:
                                        115 South LaSalle Street
                                        11th Floor
                                        Chicago, Illinois 60603

                                      Lending Office for LIBOR Loans:
                                        115 South LaSalle Street
                                        11th Floor
                                        Chicago, Illinois 60603

                                      Address for Notices:
                                        430 Park Avenue
                                        15th Floor, Account
                                           Administration
                                        New York, New York 10022

                                      Telecopier No.:  (212) 605-1525

                                      Telephone No.:   (212) 605-1436
                                                    or (212) 605-1458

                                      Attention:  Prescilla Quinones or
                                                  John Decoufle

    $6,000,000                            THE BANK OF NEW YORK


                                          By
                                             ------------------------------
                                             Title:

                                          Lending Office for Federal Funds
                                          Rate Loans and Prime Rate Loans:
                                            One Wall Street
                                            New York, New York  10286

                                          Lending Office for LIBOR Loans:
                                            One Wall Street
                                            New York, New York  10286

                                          Address for Notices:
                                            One Wall Street
                                            22nd Floor
                                            New York, New York  10286

                                          Telecopier No.:  (212) 635-6399
                                                        or (212) 635-6877
                                          Telephone No.:   (212) 635-6780

                                          Attention:  Ramona McCottrie

$4,000,000                                CITIZENS FIDELITY BANK & TRUST
                                               COMPANY


                                          By
                                             ------------------------------
                                             Title:

                                          Lending Office for Federal Funds
                                          Rate Loans and Prime Rate Loans:
                                            500 West Jefferson Street
                                            Louisville, Kentucky  40202

                                          Lending Office for LIBOR Loans:
                                            500 West Jefferson Street
                                            Louisville, Kentucky  40202

                                          Address for Notices:
                                            PNC Commercial Corp.
                                            201 South Orange Avenue
                                            Suite 750
                                            Orlando, Florida  32801

                                          Telecopier No.:  (407) 843-8263
                                          Telephone No.:   (407) 841-3585

                                          Attention: James Neil or
                                                     Diane Tyre

 $4,000,000                                 THE DAIWA BANK, LIMITED


                                            By
                                               -----------------------------
                                               Title:


                                            By
                                               -----------------------------
                                               Title:

                                            Lending Office for Federal Funds
                                            Rate Loans and Prime Rate Loans:
                                                233 South Wacker Dr., Suite 5400
                                                Chicago, Illinois 60606

                                            Lending Office for LIBOR Loans:
                                                233 South Wacker Dr., Suite 5400
                                                Chicago, Illinois 60606

                                            Address for Notices:
                                                100 South Ashley Drive
                                                Suite 1780
                                                Tampa, Florida  33602

                                            Telecopier No.: (813) 229-6372
                                            Telephone No.:  (813) 229-6002

                                            Attention:  Sybil Weldon, Vice
                                                          President

 $4,000,000                            FIRST UNION NATIONAL BANK OF
                                             FLORIDA

                                       By
                                          ------------------------------
                                          Title:

                                       Lending Office for Federal Funds
                                       Rate Loans and Prime Rate Loans:
                                         214 Hogan Street
                                         Jacksonville, Florida 33202

                                       Lending Office for LIBOR Loans:
                                         214 Hogan Street
                                         Jacksonville, Florida 33202

                                       Address for Notices:
                                         410 Central Avenue
                                         St. Petersburg, Florida 33701

                                       Telecopier No.:  (813) 892-7254
                                       Telephone No.:   (813) 892-7297

                                       Attention:  J. Gregory Olivier,
                                                      Vice President

$4,000,000                              SUN BANK OF TAMPA BAY


                                        By
                                          ------------------------------
                                          Title:

                                        Lending Office for Federal Funds
                                        Rate Loans and Prime Rate Loans:
                                           315 East Madison
                                           Tampa, Florida  33601

                                        Lending Office for LIBOR Loans:
                                           315 East Madison
                                           Tampa, Florida  33601

                                        Address for Notices:
                                           3601 34th Street, North
                                           3rd Floor, Corporate Banking
                                           St. Petersburg, Florida  33713

                                        Telecopier No.:  (813) 892-4810
                                        Telephone No.:   (813) 892-4951

- -------------------                     Attention:  Peggy Scarborough
Total:  $40,000,000

                            The Administrative Agent


                                        LTCB TRUST COMPANY,
                                          as Administrative Agent

                                        By
                                           -----------------------------
                                           Title:

                                        Address for Notices to
                                          Administrative Agent:

                                          165 Broadway
                                          New York, New York 10006

                                        Telex No.:  425722
                                        Telecopier No.:  (212) 608-3081
                                        Telephone No.:   (212) 335-4854

                                        Attention:
                                                   ---------------------

                                                                       EXHIBIT A



                                PROMISSORY NOTE

$______________                                               December 18, 1992
                                                              New York, New York


                     FOR VALUE RECEIVED, HOME SHOPPING NETWORK, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of ___________________ (the "Bank"), for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, by paying to account no. 04203606 of LTCB Trust Company (the "Administrative Agent") at the principal offices of Bankers Trust Company, New York, New York (reference: "Home Shopping Network-1992 Revolving Credit Facility") (or at such other place as the Administrative Agent may notify the Company from time to time) the principal sum of ______________ Dollars ($_____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Bank to the Company under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, without set-off, counterclaim or deduction of any kind, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds and in such manner, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                     The amount and type of, and the duration of each Interest Period (if applicable) for, each Loan made by the Bank to the Company under the Credit Agreement, the date such Loan is made or converted from a Loan of another type, and the amount of each payment or prepayment made on account of the principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note, endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided that no failure of the Bank to make any such endorsement shall affect the obligations of the Company under the Credit Agreement or this Note.

                     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement, dated as of December 18, 1992 (as in effect from time to time, the "Credit Agreement"), among the Company, Home Shopping Club, Inc., a Delaware corporation, as guarantor (the "Guarantor"), the Banks named therein (including the Bank), LTCB Trust Company and Bank of Montreal, each as a Co-Agent for the Banks, and the Administrative Agent, and evidences Loans made by the Bank thereunder and is entitled to the benefits thereof. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

                     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                     No provision of the Credit Agreement or this Note or any other document delivered in connection with either thereof and no transaction contemplated hereby or thereby shall be construed or shall operate so as to require the Company or the Guarantor to pay interest hereunder in an amount or at a rate greater than the maximum allowed from time to time by applicable law. Should any interest or other charges paid by the Company or the Guarantor hereunder result in a computation or earning of interest in excess of the maximum rate of interest permitted under applicable law in effect while such interest is being earned, then such excess shall be waived by the Bank and all such excess shall be automatically credited against and in reduction of the principal balance of such amounts payable hereunder and any portion of such excess received by the Bank shall be paid over by the Bank to the Company or the Guarantor, as the case may be, it being the intent of the Company and the Guarantor and the other parties to the Credit Agreement that under no circumstances shall the Company or the Guarantor or any other Person be required to pay interest in excess of the maximum rate allowed by such applicable law.

                     The Company hereby waives diligence, presentment, protest, notice of default, dishonor or nonpayment and any other notice and all demands whatsoever. The Company hereby further waives all setoffs and counterclaims against the Company, the Administrative Agent, the Co-Agents and each of the Banks.

                     THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK.


                                        HOME SHOPPING NETWORK, INC.


                                        By
                                          -------------------------
                                          Title:

                                   GUARANTEE

                      The undersigned HOME SHOPPING CLUB, INC., a Delaware corporation (the "Guarantor"), hereby unconditionally and irrevocably guarantees the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on this Note and all other amounts payable hereunder, in accordance with the terms hereof and of
Section 6 of the Credit Agreement, and, in the case of any extension of time of payment, in whole or in part, that all such amounts shall be paid in full when due (whether at stated maturity, by acceleration or otherwise) in accordance with the terms of such extension. In addition, the Guarantor hereby unconditionally agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any of such principal, interest or other amounts, the Guarantor shall forthwith pay and perform the same in the money and funds, at the time, in the place and in the manner provided for such payment in the Credit Agreement. This guarantee is a continuing guarantee of payment and not merely of collection; it is a primary, independent obligation of the Guarantor; and the Guarantor's obligations hereunder shall be absolute, unconditional and irrevocable, irrespective of any and all circumstances whatsoever. The Guarantor hereby waives diligence, presentment, protest, notice of default, dishonor or nonpayment and any other notice and all demands whatsoever. The Guarantor hereby further waives all setoffs and counterclaims against the Company, the Administrative Agent, the Co-Agents and each of the Banks.


                                        HOME SHOPPING CLUB, INC.


                                        By
                                           ---------------------
                                           Title:



                                                               LOANS


                Date
                Loan            Principal         Type                           Amount             Unpaid
               Made or            Amount           of          Interest          Paid or          Principal           Notation
              Converted          of Loan          Loan          Period           Prepaid           Amount             Made By
              ---------         --------          ----         --------          -------          ---------           --------

                                                                EXHIBIT 10.26

        FIRST AMENDMENT, dated as of January 15, 1993, to the Amended and Restated Credit Agreement, dated as of December 18, 1992 (the "Credit Agreement"), among HOME SHOPPING NETWORK, INC. (the "Company"), HOME SHOPPING CLUB, INC. (the "Guarantor"), the banks signatory thereto (the "Banks"), LTCB TRUST COMPANY and BANK OF MONTREAL, each as a Co-Agent for the Banks (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

        WHEREAS, the Company and the Guarantor have requested, and the Banks, the Co-Agents and the Administrative Agent have agreed, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this First Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

        SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

        (a) The definition of "Silver King Notes" in Section 1.1 of the Credit Agreement is hereby amended by inserting the words "or any of its Subsidiaries" after the word "Company" in such definition.

        (b) Clause (B) of the final proviso to Section 9.5 of the Credit Agreement is hereby amended by inserting the words "or any of its Subsidiaries" after the word "Company" appearing therein.

        (c) The final proviso to Section 9.7 of the Credit Agreement is hereby amended by inserting the words "or any of its Subsidiaries" after the word "Company" appearing therein.

        (d) Clause (ii) of Section 9.17 of the Credit Agreement is hereby amended by inserting the words ", provided that in the case of any Subsidiary that holds any of the Silver King Notes and any other Subsidiary that owns shares of capital stock of any such Subsidiary, such trade Indebtedness does not at any time and with respect to all such Subsidiaries collectively exceed $1,000,000 in an aggregate principal amount "after the word "business" at the end of such clause.

        (e) Paragraph (l) of Section 10 of the Credit Agreement is hereby amended by (A) inserting the words "or any of its Subsidiaries" after the word "Company" in each of the ninth and thirteenth lines of such paragraph, and (B) inserting the words "or any such Subsidiary" after the word "Company" in each of the eleventh and sixteenth lines of such paragraph.

        (f) Each reference in the Credit Agreement to "this Agreement" and the words "hereof", "hereto", "herein" and the like, shall, except where the context otherwise requires, refer to the Credit Agreement as amended by this First Amendment.

        SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that the representations and warranties made by the Company and the Guarantor in Section 8 of the Credit Agreement and in any other certificate or other document delivered in connection with the Credit Agreement shall be true in all material respects on and as of the date of the effectiveness of this First Amendment with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31, 1992, except as disclosed to the Banks in writing prior to the date of this Amendment.

        SECTION 4. CONDITIONS TO EFFECTIVENESS. This First Amendment shall become effective as of the date first above written when counterparts hereof shall have been duly executed and delivered by each of the parties provision for whose signature is made on the signature pages hereof.

        SECTION 5.  MISCELLANEOUS.

        A. This First Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

        B. THIS FIRST AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
                                     -2-

        C. Except as expressly set forth in this First Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.


                                        HOME SHOPPING NETWORK, INC.,
                                          as the Company


                                        By /s/ LES R. WANDLER
                                           ------------------
                                           Title: Executive Vice
                                                  President


                                        HOME SHOPPING CLUB, INC.,
                                          as Guarantor

                                        By /s/ LES R. WANDLER
                                           ------------------
                                           Title: Treasurer

                                   The Banks


                                   LTCB TRUST COMPANY, as a Bank
                                     and a Co-Agent

                                   By /s/ JOHN A. KROB
                                      ----------------
                                      Title: Senior Vice President

                                   BANK OF MONTREAL, as a Bank
                                     and a Co-Agent


                                   By /s/ PATRICK SULLIVAN
                                      --------------------
                                      Title: Director

                                   THE BANK OF NEW YORK


                                   By /s/ ALAN LYSTER, JR.
                                      --------------------
                                      Title: Vice President

                                   CITIZENS FIDELITY BANK & TRUST
                                     COMPANY


                                   By /s/ JAMES D. NEIL
                                      -----------------
                                      Title: Assistant Vice
                                             President

                                   THE DAIWA BANK, LIMITED


                                   By /s/ SYBIL H. WELDON
                                      -------------------
                                      Title: Vice President &
                                              Manager

                                   By /s/ ALLEN L. HARVELL, JR.
                                      -------------------------
                                      Title: Vice President

                                   FIRST UNION NATIONAL BANK OF
                                     FLORIDA


                                   By /s/ ROBERT E. HASTINGS
                                      ----------------------
                                      Title: Vice President

                                   SUN BANK OF TAMPA BAY

                                   By /s/ ROBERT J. WILLSEA
                                      ---------------------
                                      Title: Corporate Banking
                                               Officer

                             The Administrative Agent


                             LTCB TRUST COMPANY,
                               as Administrative Agent

                             By /s/ JOHN A. KROB
                                ----------------
                                Title: Senior Vice President

        SECOND AMENDMENT, dated as of February 4, 1993, to the Amended and Restated Credit Agreement, dated as of December 18, 1992, as amended by the First Amendment, dated as of January 15, 1993 (as so amended, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC. (the "Company"), HOME SHOPPING CLUB, INC. (the "Guarantor"), the banks signatory thereto (the "Banks"), LTCB TRUST COMPANY and BANK OF MONTREAL, each as a Co-Agent for the Banks (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

        WHEREAS, the Company and the Guarantor have requested, and the Banks, the Co-Agents and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this Second Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

        SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

        (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition at the beginning of the list of defined terms in such Section:

                "'1993 Term Loan Agreement' shall mean the Term Loan Agreement, dated as of February 4, 1993, among the Company, the Guarantor, the banks signatory thereto, LTCB Trust Company, as agent for such banks, Bank of Montreal and The Bank of New York, each as a co-agent for such banks, and LTCB Trust Company, as administrative agent for such banks, as the same may be amended or modified from time to time in accordance with the terms thereof."

        (b) Section 8.11 of the Credit Agreement is hereby amended by deleting all of the text in such Section following the word "hereof" in the fifth line of such Section and inserting the following: "(other than the assets which were disposed of in connection with the distribution of the capital stock of Silver King Communications, Inc., a Wholly-Owned Subsidiary of the Company, as reflected in Note 6.c to the Condensed Consolidated Financial Statements contained in the Company's Quarterly Report on Form 10-Q for the Fiscal Quarter ended November 30, 1992), subject to:

                (a) no Liens other than the Liens specified in Footnotes D and G to such balance sheet and, on the date hereof, such additional Liens as are listed on Schedule 1 hereto, and on any date hereafter, additional Liens permitted by Section 9.5 hereof and either (i) listed in Footnotes to the financial statements delivered pursuant to Section 9.1(a) or (b) hereof or (ii) otherwise communicated to the Banks in writing, and

                (b) on any date hereafter, dispositions permitted by Section
         9.7 hereof and either (i) described in the financial statements, including any notes thereto, delivered pursuant to Section 9.1(a) or
         (b) hereof or (ii) otherwise communicated to the Banks in writing."

                (c) Section 9.14 of the Credit Agreement is hereby amended by inserting after the words "Term Loan Agreement" in each of the fourth and fourteenth lines of such Section the following: ", the 1993 Term Loan Agreement".

                (d) Clause (iv) of Section 9.17 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

           "Indebtedness of the Guarantor under this Agreement, the Term Loan Agreement and the 1993 Term Loan Agreement.

        SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made by the Company and the Guarantor in
Section 8 of the Credit Agreement, as amended hereby, and in any other certificate or other document delivered in connection with the Credit Agreement shall be true in all material respects on and as of the date of the effectiveness of this Second Amendment with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31,

1992, except as disclosed to the Banks in writing prior to the date of this Amendment).

        SECTION 4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective as of the date first above written when counterparts hereof shall have been duly executed and delivered by the Majority Banks.

        SECTION 5.  MISCELLANEOUS.

        A. This Second Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

        B. THIS SECOND AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        C. Except as expressly set forth in this Second Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.


                         HOME SHOPPING NETWORK, INC.,
                           as the Company


                         By /s/ LES R. WANDLER
                            ------------------
                            Title: Executive Vice
                                   President



                         HOME SHOPPING CLUB, INC.,
                           as Guarantor


                         By /s/ LES R. WANDLER
                            ------------------
                            Title: Treasurer

                        The Banks


                        LTCB TRUST COMPANY, as a Bank
                          and a Co-Agent


                        By /s/ RIKUICHI YOSHISUE
                           ---------------------
                           Title: Executive Vice
                                    President


                        BANK OF MONTREAL, as a Bank
                          and a Co-Agent


                        By /s/ PATRICK J. SULLIVAN
                           -----------------------
                           Title: Director

                        THE BANK OF NEW YORK


                        By /s/ ALAN LYSTER, JR.
                           --------------------
                           Title: Vice President

                        CITIZENS FIDELITY BANK & TRUST
                          COMPANY


                        By /s/ H. JOSEPH BRENNER
                           ---------------------
                           Title: Vice President

                        THE DAIWA BANK, LIMITED


                        By
                           ------------------------
                           Title:

                        By
                           -------------------------
                           Title:

                        FIRST UNION NATIONAL BANK OF
                          FLORIDA

                        By /s/ ROBERT E. HASTINGS
                           ----------------------


                        SUN BANK OF TAMPA BAY

                        By
                           ----------------------
                           Title:

                             The Administrative Agent

                             LTCB TRUST COMPANY,
                               as Administrative Agent


                             By /s/ RIKUICHI YOSHISUE
                                ---------------------
                             Title: Executive Vice
                                      President

        THIRD AMENDMENT, dated as of May 28, 1993, to the Amended and Restated Credit Agreement, dated as of December 18, 1992, as amended by the First Amendment, dated as of January 15, 1993, the Second Amendment, dated as of February 4, 1993, and paragraph number 2 of the letter dated April 14, 1993 from LTCB Trust Company, as Administrative Agent, to Home Shopping Network, Inc. (as so amended, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC. (the "Company"), HOME SHOPPING CLUB, INC. (the "Guarantor"), the banks signatory thereto (the "Banks"), LTCB TRUST COMPANY and BANK OF MONTREAL, each as a Co-Agent for the Banks (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

        WHEREAS, the Company and the Guarantor have requested, and the Banks, the Co-Agents and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this Third Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

        SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

        (a) Section 9.11 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                "9.11. Fixed Charges Coverage Test. The Company will maintain the ratio of Adjusted Operating Cash Flow to Fixed Charges for the Company and its Subsidiaries on a consolidated basis,
         (a) for each four-Fiscal Quarter period ending with each of the following Fiscal Quarters, to be not less than the following ratios:

                          Fiscal Quarter
                              Ended                             Minimum Ratio
                          --------------                        -------------

                          February 28, 1993                         1.70:1
                          May 31,      1993                         1.70:1
                          August 31,   1993                         1.70:1
                          November 30, 1993                         1.35:1
                          February 28, 1994                         1.45:1
                          May 31,      1994                         1.35:1
                          August 31,   1994                         1.35:1,

     and (b) for each four-Fiscal Quarter period ending in each of the following Fiscal Years, to be not less than the following ratios:

                          Fiscal Year              Minimum Ratio
                          -----------              -------------

                          Fiscal 1995                  1.40:1
                          Fiscal 1996                  1.70:1."

         (b) Section 9.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

                 "9.12. Debt Ratio. The Company will not permit the ratio of Total Debt to Operating Cash Flow for the Company and its Subsidiaries on a consolidated basis, (a) for each four-Fiscal Quarter period ending with each of the following Fiscal Quarters, to be greater than the following ratios:

                          Fiscal Quarter
                              Ended                       Maximum Ratio
                          --------------                  -------------

                          February 28, 1993                  1.90:1
                          May 31,      1993                  1.90:1
                          August 31,   1993                  2.15:1
                          November 30, 1993                  1.95:1
                          February 28, 1994                  1.65:1
                          May 31,      1994                  1.60:1
                          August 31,   1994                  1.60:1,

     and (b) for each four-Fiscal Quarter period ending in each of the following Fiscal Years, to be greater than the following ratios:

                          Fiscal Year                     Maximum Ratio
                          -----------                     -------------

                          Fiscal 1995                        1.35:1
                          Fiscal 1996                        1.15:1."


         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made by the Company and the Guarantor in
Section 8 of the Credit Agreement, as amended hereby, and in any other certificate or other document delivered in connection with the Credit Agreement shall be true in all material respects on and as of the date of the effectiveness of this Third Amendment with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31, 1992, except as disclosed to the Banks in writing prior to the date of this Third Amendment).

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall become effective as of the date first above written when (a) counterparts hereof shall have been duly executed and delivered by the Majority Banks and (b) the Company shall have paid to the Administrative Agent, for the account of the Banks, a fee in accordance with the terms and conditions set forth in the Company's letter, dated May 24, 1993, to the Administrative Agent, as modified by the Administrative Agent's notices, dated June 3, 1993 and June 14, 1993, to the Banks.

         SECTION 5.  MISCELLANEOUS.

         A. This Third Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Third Amendment by signing any such counterpart.

         B. THIS THIRD AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF NEW YORK.

         C. Except as expressly set forth in this Third Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                                               HOME SHOPPING NETWORK, INC.,
                                                 as the Company



                                               By /s/ LES R. WANDLER
                                                  ---------------------------
                                                  Title:  Executive Vice
                                                          President and Chief
                                                          Financial Officer

                                               HOME SHOPPING CLUB, INC.,
                                                 as Guarantor


                                               By /s/ LES R. WANDLER
                                                  ---------------------------
                                                  Title:  Treasurer

                                           The Banks

                                           LTCB TRUST COMPANY, as a Bank
                                             and a Co-Agent


                                           By /s/ PHILIP A. MARSDEN
                                              -------------------------------
                                              Title:  Senior Vice President


                                           BANK OF MONTREAL, as a Bank
                                             and a Co-Agent


                                           By /s/ PATRICK J. SULLIVAN
                                              -------------------------------
                                              Title:  Director


                                           THE BANK OF NEW YORK


                                           By /s/ KALPANA RAINA
                                              -------------------------------
                                              Title:  Vice President


                                           PNC BANK, KENTUCKY, INC.
                                             (formerly known as Citizens
                                             Fidelity Bank & Trust Company)


                                           By /s/ JAMES D. NEIL
                                              -------------------------------
                                              Title:  Vice President


                                           THE DAIWA BANK, LIMITED


                                           By /s/ SYBIL H. WELDON
                                              -------------------------------
                                              Title:  Vice President and
                                                      Manager


                                           By /s/ ALLEN L. HARVELL, JR.
                                              -------------------------------
                                              Title:  Vice President


                                           FIRST UNION NATIONAL BANK OF
                                             FLORIDA


                                           By /s/ JOHN T. WATTS
                                              -------------------------------
                                              Title:  Vice President

                                              SUN BANK OF TAMPA BAY


                                              By /s/ ROBERT J. WILLSEA
                                                 -------------------------------
                                                 Title:  Corporate Banking
                                                         Officer


                                              The Administrative Agent


                                              LTCB TRUST COMPANY,
                                                as Administrative Agent


                                              By /s/ PHILIP A. MARSDEN
                                                 -------------------------------
                                                 Title:  Senior Vice President

        FOURTH AMENDMENT, dated as of September 20, 1993, to the Amended and Restated Credit Agreement, dated as of December 18, 1992, as amended by the First Amendment, dated as of January 15, 1993, the Second Amendment, dated as of February 4, 1993, paragraph number 2 of the letter dated April 14, 1993 from LTCB Trust Company, as Administrative Agent, to Home Shopping Network, Inc. and the Third Amendment, dated as of May 28, 1993 (as so amended, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., as borrower (the "Company"), HOME SHOPPING CLUB, INC., as guarantor (the "Guarantor"), the banks signatory thereto (the "Banks"), LTCB TRUST COMPANY and BANK OF MONTREAL, each as a Co-Agent for the Banks (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

        WHEREAS, the Company and the Guarantor have requested, and the Banks, the Co-Agents and the Administrative Agent are willing, to amend certain provisions of the Credit Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this Fourth Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

        SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

        (a) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definition of "Fiscal Quarter" set forth in such Section in its entirety and replacing it with the following:

             "Fiscal Quarter" shall mean, (i) for the period ending on August 31, 1993, a period of three consecutive calendar months commencing on any of the following dates in any Fiscal Year: March 1, June 1, September
     1 and December 1, and (ii) for the period commencing on July 1, 1993, a period of three consecutive calendar months commencing on any of the following dates in any Fiscal Year: January 1,

     April 1, July 1 and October 1; provided, however, that during the period commencing on September 1, 1993 and ending on June 30, 1994, in the event any provision of this Agreement requires any calculation or determination with respect to a four-Fiscal Quarter period ending on a particular date, such period shall refer to the four immediately preceding three consecutive calendar month periods ending on such date."

and (ii) deleting the definition of "Fiscal Year" set forth in such Section in its entirety and replacing it with the following:

             "Fiscal Year" shall mean, for the Company, the Guarantor or any Subsidiary, (i) for the period ending on August 31, 1993, the twelve consecutive calendar month period commencing on September 1, 1992 and ending on August 31, 1993, (ii) for the period commencing on September
     1, 1993 and ending on December 31, 1993, the four consecutive calendar month period commencing on September 1, 1993, and (iii) for the period commencing on January 1, 1994, the twelve consecutive calendar month period commencing on such date and on January 1 of each calendar year thereafter and ending on December 31 of such calendar year; and "Fiscal 1992", "Fiscal 1993", and any other year so designated shall mean the Fiscal Year ending on August 31 or December 31, as the case may be, of the indicated calendar year; provided, however, that the Fiscal Year defined in clause (ii) above shall be known as "Fiscal Stub 1993" and, provided, further, that no provision of this Agreement shall be construed to require presentation of Fiscal Stub 1993 in the financial statements of the Company or the Guarantor except as would be required by the rules and regulations of the Securities and Exchange Commission and in accordance with GAAP with respect to such transition periods."

          (b) Section 9.11 of the Credit Agreement is hereby amended by deleting the dates November 30, 1993 through August 31, 1994 and the related ratios that appear in paragraph (a) of such Section and replacing such dates and ratios with the following:

                    "September 30, 1993    1.70:1
                     December 31,  1993    1.35:1
                     March 31,     1994    1.45:1
                     June 30,      1994    1.35:1
                     September 30, 1994    1.35:1
                     December 31,  1994    1.40:1,".

        (c) Section 9.12 of the Credit Agreement is hereby amended by deleting the dates November 30, 1993 through August 31, 1994 and the related ratios that appear in paragraph (a) of such Section and replacing such dates and ratios with the following:


                    "September 30, 1993    2.125:1
                     December 31,  1993    1.85:1
                     March 31,     1994    1.65:1
                     June 30,      1994    1.60:1
                     September 30, 1994    1.60:1
                     December 31,  1994    1.35:1,".

        (d) Section 9.13 of the Credit Agreement is hereby amended by (i) deleting all references to "August 30" in such Section and replacing them in each case with "September 29" and (ii) deleting all references to "August 31" in such Section and replacing them in each case with "September 30".

        SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks that (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made by the Company and the Guarantor in
Section 8 of the Credit Agreement, as amended hereby, and in any other certificate or other document delivered in connection with the Credit Agreement shall be true in all material respects on and as of the date of the effectiveness of this Fourth Amendment with the same force and effect as if made on and as of such date (including, without limitation, that there shall have occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31, 1992, except as disclosed to the Banks in writing prior to the date of this Fourth Amendment).

        SECTION 4. CONDITIONS TO EFFECTIVENESS. This Fourth Amendment shall become effective as of July 13, 1993 when counterparts hereof shall have been duly executed and delivered by the Majority Banks, the Company and the Guarantor.

        SECTION 5.  MISCELLANEOUS.

        A. This Fourth Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

        B. THIS FOURTH AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        C. Except as expressly set forth in this Fourth Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.


                                     HOME SHOPPING NETWORK, INC.,
                                       as the Company


                                     By /s/ LES R. WANDLER
                                        ------------------------------
                                        Title:  Executive Vice
                                                President


                                     HOME SHOPPING CLUB, INC.,
                                       as Guarantor


                                     By /s/ LES R. WANDLER
                                        ------------------------------
                                        Title:  Treasurer

                                     The Banks


                                     LTCB TRUST COMPANY, as a Bank
                                       and a Co-Agent


                                     By /s/ PHILIP A. MARSDEN
                                        ------------------------------
                                        Title:  Senior Vice President


                                     BANK OF MONTREAL, as a Bank
                                       and a Co-Agent


                                     By /s/ PATRICK J. SULLIVAN
                                        ------------------------------
                                        Title:  Director


                                     THE BANK OF NEW YORK


                                     By /s/ KALPANA RAINA
                                        ------------------------------
                                        Title:  Vice President


                                     PNC BANK, KENTUCKY, INC.
                                       (formerly known as Citizens
                                       Fidelity Bank & Trust Company)


                                     By /s/ JAMES D. NEIL
                                        ------------------------------
                                        Title:  Vice President


                                     THE DAIWA BANK, LIMITED


                                     By /s/ SYBIL H. WELDON
                                        ------------------------------
                                        Title:  Vice President &
                                                Manager


                                     By /s/ ALLEN L. HARVELL, JR.
                                        ------------------------------
                                        Title:  Vice President


                                     FIRST UNION NATIONAL BANK OF
                                       FLORIDA


                                     By /s/ ROBERT E. HASTINGS, JR.
                                        ------------------------------
                                        Title:  Vice President

                                     SUN BANK OF TAMPA BAY


                                     By /s/ ROBERT J. WILLSEA
                                        ------------------------------
                                        Title:  Corporate Banking
                                                Officer


                                     The Administrative Agent

                                     LTCB TRUST COMPANY,
                                       as Administrative Agent


                                     By /s/ PHILIP A. MARSDEN
                                        ------------------------------
                                        Title:  Senior Vice President

                               FIFTH AMENDMENT
                  TO AMENDED AND RESTATED CREDIT AGREEMENT,
                        DATED AS OF DECEMBER 18, 1992


        FIFTH AMENDMENT, dated as of January 7, 1994, to the Amended and Restated Credit Agreement, dated as of December 18, 1992, as amended by the First Amendment, dated as of January 15, 1993, the Second Amendment, dated as of February 4, 1993, paragraph number 2 of the letter dated April 14, 1993 from LTCB Trust Company, as Administrative Agent, to Home Shopping Network, Inc., the Third Amendment, dated as of May 28, 1993 and the Fourth Amendment, dated as of September 20, 1993 (as so amended, the "Credit Agreement"), among HOME SHOPPING NETWORK, INC., as borrower (the "Company"), HOME SHOPPING CLUB, INC., as guarantor (the "Guarantor"), the banks signatory thereto (the "Banks"), LTCB TRUST COMPANY and BANK OF MONTREAL, each as a Co-Agent for the Banks (each in such capacity, a "Co-Agent"), and LTCB TRUST COMPANY, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

        WHEREAS, the Company and the Guarantor have requested that certain provisions of the Credit Agreement be amended, as set forth below; and

        WHEREAS, the Banks, the Co-Agents and the Administrative Agent are willing to amend such provisions;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

        SECTION 1. CERTAIN DEFINED TERMS. Except as expressly set forth in this Fifth Amendment, terms defined in the Credit Agreement and used herein shall have their respective defined meanings when used herein.

        SECTION 2.  AMENDMENTS TO THE CREDIT AGREEMENT.

        (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in alphabetical order in the list of definitions in such Section:

        "Bell Atlantic Transaction" shall mean the combination of Liberty Media and Tele-Communica-tions, Inc., a Delaware corporation, with Bell Atlantic Corporation, a Delaware corporation, on substantially the terms outlined in Liberty Media's Current Report on Form 8-K dated October 27, 1993 (including the exhibits thereto), copies of which have been furnished to the Banks by the Company.

        "Lawsuit" shall mean any of the legal proceedings described in the Company's Amended and Restated Proxy Statement, dated August 23, 1993, under the caption "Legal Proceedings", as such description of such proceedings may be updated by the Company in subsequent SEC Reports, and includes, without limitation, the proceedings relating to the termination of the Company's or the Guarantor's contractual relationship with Western Hemisphere Sales, Inc. (as successor to Pioneer Data Processing, Inc.).

        "Lawsuit Settlement Accrual Amount" shall mean, for any period, the aggregate amount that has been charged against earnings and either (i) accrued as liabilities for such period or (ii) paid during such period, in each case with respect to estimated settlement payments in connection with the Lawsuits (including, without limitation, in connection with the termination of the contractual relationship with Western Hemisphere Sales, Inc. (as successor to Pioneer Data Processing, Inc.), which is the subject of one of the Lawsuits).

        "Lawsuit Settlement Payment Amount" shall mean, for any period, the sum of (a) the aggregate amount of settlement payments made by the Company during such period (and reductions in accrued liabilities, if any, in respect of such settlement payments) to parties asserting claims in connection with the Lawsuits, and (b) any payments made by the Company, the Guarantor or any Subsidiary during such period (and reductions in accrued liabilities, if any, in respect of such settlement payments) in connection with the termination of the contractual relationship with Western Hemisphere Sales, Inc. (as successor to Pioneer Data Processing, Inc.), which is the subject of one of the Lawsuits.

        "Tax Settlement Payment Amount" shall mean, for any period, the aggregate amount of payments made by the Company to the Internal Revenue Service during such period (and reductions in accrued liabilities related to such payments) to settle federal tax liabilities described in the note captioned "Income

     Taxes" to the consolidated quarterly financial statements of the Company contained in the Company's Quarterly Report on Form 10-Q for the Quarter Ended September 30, 1993.

        "TCI Transaction" shall mean the combination of Liberty Media and Tele-Communications, Inc., a Delaware corporation, through the exchange of Class A and Class B shares of both companies for like shares of a holding company, on substantially the terms outlined in Liberty Media's Current Report on Form 8-K dated October 27, 1993 (including the exhibits thereto), copies of which have been furnished to the Banks by the Company.

        (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Fixed Charges" in its entirety and by replacing it with the following:

            "'Fixed Charges' shall mean, for any Person and for any period, the sum (without duplication) of:

           (a) all capital expenditures and increases in intangible assets of such Person for such period,

      plus

           (b) the sum (without duplication) of (i) all interest expense of such Person for such period, (ii) all payments of principal of all Indebtedness of such Person that were scheduled for payment during such period, whether or not paid (unless any such payment (x) was cancelled or forgiven for, or prepaid in advance of, such period or (y) represents the June 15, 1994 principal installment due pursuant to Section 3.1 of the Term Loan Agreement), (iii) any increase in total current assets and any decrease in total current liabilities (net of the change in cash and cash equivalents and the change in Short-Term Debt, and without giving effect to:

              (A) that portion, if any, of the Tax Settlement Payment Amount paid (and any reductions in accrued liabilities related thereto) in such period which, when aggregated with all other Tax Settlement Payment Amounts paid (or such reductions) in all previous periods, does not exceed $20,947,000, or

              (B) that portion, if any, of the Lawsuit Settlement Accrual Amount recognized in such period which, when aggregated with all other Lawsuit Settlement Accrual Amounts recognized in all previous periods, does not exceed $25,000,000, or

              (C) that portion, if any, of the Lawsuit Settlement Payment Amount paid (and any reductions in accrued liabilities related thereto) in such period which, when aggregated with all other Lawsuit Settlement Payment Amounts paid (or such reductions) in all previous periods, does not exceed $25,000,000),

           (iv) any cash increase in long-term investments (excluding periods prior to September 1, 1992) of such Person for such period, and (v) any cash increase in long-term notes receivable (excluding periods prior to September 1, 1992) of such Person for such period, minus

           (c) the sum (without duplication) of (i) all interest income, other than interest income related to the Silver King Notes, of such Person for such period, (ii) any decrease in total current assets and any increase in total current liabilities (net of the change in cash and cash equivalents and the change in Short-Term Debt, and without giving effect to:

              (A) that portion, if any, of the Tax Settlement Payment Amount paid (and any reductions in accrued liabilities related thereto) in such period which, when aggregated with all other Tax Settlement Payment Amounts paid (or such reductions) in all previous periods, does not exceed $20,947,000, or

              (B) that portion, if any, of the Lawsuit Settlement Accrual Amount recognized in such period which, when aggregated with all other Lawsuit Settlement Accrual Amounts recognized in all previous periods, does not exceed $25,000,000, or

              (C) that portion, if any, of the Lawsuit Settlement Payment Amount paid (and any reductions in accrued liabilities related thereto) in such period which, when aggregated with all other Lawsuit Settlement Payment Amounts paid (or such reductions) in all previous periods, does not exceed $25,000,000),

           (iii) any cash decrease in long-term investments (excluding periods prior to September 1, 1992) of such Person for such period, and
           (iv) any cash decrease in long-term notes receivable (excluding periods prior to September 1, 1992) of such Person for such period,

  in each case as reflected on the consolidated quarterly or annual financial statements, including the notes thereto, of the Company most recently delivered to the Administrative Agent pursuant to Section 9.1 (or Section 8.2) hereof. Fixed Charges for the four-Fiscal Quarter period ended August 31, 1992 are as set forth in Schedule 2 hereto."

     (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Operating Cash Flow" in its entirety and by replacing it with the following:

          "'Operating Cash Flow' shall mean, for any period, the sum of the following for the Company and its Subsidiaries (including, without limitation, the Guarantor) on a consolidated basis:

     (a) operating profit of such Persons for such period; plus

     (b) to the extent already deducted in arriving at operating profit) depreciation and amortization expense for such Persons for such period; plus

     (c) (to the extent already deducted in arriving at operating profit) commencing September 1, 1992, non-cash compensation expense related to the Company's executive stock award program; plus

     (d) all cash interest (if any), other cash income (if any) or cash principal repayments (if any) received by the Company or any Subsidiaries in connection with the Silver King Notes, and, for the twelve months immediately following the delivery of any such Silver King Note, accrued interest income on such note for no more than one month; plus

           (e) (to the extent already deducted in arriving at operating profit) the lesser of (x) the Lawsuit Settlement Accrual Amount for such period (whether or not paid) and (y) that portion, if any, of such Lawsuit Settlement Accrual Amount that when aggregated with all other Lawsuit Settlement Accrual Amounts accrued in previous periods (whether or not paid) does not exceed $25,000,000, all as shown on the consolidated financial statements, including the notes thereto, of the Company and its consolidated Subsidiaries for such period or, with respect to clause (d) above, if such financial statements do not present information in sufficient detail to derive the amount specified in clause (d) of this definition, as shown on the certificate to be delivered to the Administrative Agent pursuant to the last paragraph of Section 9.1 hereof. Operating Cash Flow for the four-Fiscal Quarter period ended August 31, 1992 is as set forth in
     Schedule 2 hereto."

          (d) Section 9.11 of the Credit Agreement is hereby amended by deleting the dates March 31, 1994 through September 30, 1994 and the related ratios that appear in paragraph (a) of such Section and replacing such dates and ratios with the following:

                   "March 31,     1994    1.40:1
                    June 30,      1994    1.40:1
                    September 30, 1994    1.40:1,".

          (e) Section 9.12 of the Credit Agreement is hereby amended by deleting the dates December 31, 1993 through December 31, 1994 and the related ratios that appear in paragraph (a) of such Section and replacing such dates and ratios with the following:

                   "December 31,  1993    2.125:1
                    March 31,     1994    2.50:1
                    June 30,      1994    2.50:1
                    September 30, 1994    2.25:1
                    December 31,  1994    2.25:1,".

          (f) Section 10 of the Credit Agreement is hereby amended by inserting the following immediately before the semi-colon at the end of such paragraph (k):

     ", or (iii) (A) such Change of Control arises solely in connection with the TCI Transaction, and (B) as of the date the TCI Transaction is consummated and after giving effect thereto, no other Default or Event of Default shall have occurred and be continuing, or (iv) with respect to any date on or following the date the TCI Transaction is consummated, (A) such Change of Control arises solely in connection with the Bell Atlantic Transaction, and (B) as of the date the Bell Atlantic Transaction is consummated and after giving effect thereto, no other Default or Event of Default shall have occurred and be continuing".

          (g) Each reference in the Credit Agreement to "this Agreement" and the words "hereof", "hereto" and "herein" and the like shall, except where the context otherwise requires, refer to the Credit Agreement as amended by, and through the effective date of, this Fifth Amendment.


          SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Company and the Guarantor represents and warrants to the Administrative Agent and the Banks as of the date of this Fifth Amendment and as of the date on which it becomes effective that (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made by the Company and the Guarantor in Section 8 of the Credit Agreement, as amended hereby, and in any other certificate or other document delivered in connection with the Credit Agreement are true in all material respects on the date hereof and are hereby restated on and as of the date of the effectiveness of this Fifth Amendment with the same force and effect as if made on and as of such date (including, without limitation, that there has occurred no material adverse change since August 31, 1992 in the consolidated financial condition or operations, or the business taken as a whole, of the Company and its consolidated Subsidiaries from that set forth in their financial statements dated as of August 31, 1992, except as disclosed to the Banks in writing prior to the date of this Fifth Amendment).

          SECTION 4. CONDITIONS TO EFFECTIVENESS. This Fifth Amendment shall become effective as of December 31, 1993 when (a) counterparts hereof shall have been duly executed and delivered by the Majority Banks and (b) the Company shall have paid to LTCB Trust Company a fee in accordance with the terms and conditions set forth in the Amendment Fee Letter, dated December 9, 1993, among LTCB Trust Company, the Company and the Guarantor.

          SECTION 5.  MISCELLANEOUS.

          (a) This Fifth Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the Administrative Agent shall constitute one and the same instrument, and any of the parties hereto may execute this Fifth Amendment by signing any such counterpart.

          (b) Upon the effectiveness of this Fifth Amendment, LTCB Trust Company, as Administrative Agent, shall pay fees to the Banks in accordance with the terms and conditions of its notice to the Banks dated December 10, 1993.

          (c) THIS FIFTH AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (d) Except as expressly set forth in this Fifth Amendment, the Credit Agreement shall remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.


                                    HOME SHOPPING NETWORK, INC.,
                                      as the Company


                                    By /s/ KEVIN J. MCKEON
                                       --------------------------------
                                       Title:  Senior Vice President
                                               of Accounting & Finance


                                    HOME SHOPPING CLUB, INC.,
                                      as Guarantor


                                    By /s/ R. JOSEPH RILEY
                                       --------------------------------
                                       Title:  Assistant Treasurer

                                The Banks

                                LTCB TRUST COMPANY, as a Bank
                                  and a Co-Agent


                                By /s/ JOHN A. KROB
                                   --------------------------------
                                   Title:  Senior Vice President


                                BANK OF MONTREAL, as a Bank
                                  and a Co-Agent


                                By /s/ PATRICK J. SULLIVAN
                                   --------------------------------
                                   Title:  Director


                                THE BANK OF NEW YORK


                                By /s/ KALPANA RAINA
                                   --------------------------------
                                   Title:  Vice President


                                PNC BANK, KENTUCKY, INC.
                                  (formerly known as Citizens
                                  Fidelity Bank & Trust Company)


                                By /s/ JAMES D. NEIL
                                   --------------------------------
                                   Title:  Vice President


                                THE DAIWA BANK, LIMITED


                                By /s/ SYBIL H. WELDON
                                   --------------------------------
                                   Title:  Vice President &
                                           Manager


                                By /s/ ALLEN L. HARVELL, JR.
                                   --------------------------------
                                   Title:  Vice President


                                FIRST UNION NATIONAL BANK OF
                                  FLORIDA


                                By /s/ ROBERT E. HASTINGS, JR.
                                   --------------------------------
                                   Title:  Vice President

                                  TORONTO DOMINION (TEXAS), INC.


                                  By /s/ CAROLE A. CLAUSE
                                     -----------------------------
                                     Title:  Vice President


                                  The Administrative Agent

                                  LTCB TRUST COMPANY,
                                    as Administrative Agent


                                  By /s/ JOHN A. KROB
                                     -----------------------------
                                     Title:  Senior Vice President